UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4980

TCW Strategic Income Fund, Inc.

(Exact name of registrant as specified in charter)

865 South Figueroa Street, Suite 1800, Los Angeles, CA 90017

(Address of principal executive offices)

Philip K. Holl, Esq.

Secretary

865 South Figueroa Street, Suite 1800

Los Angeles, CA 90017

(Name and address of agent for service)

Registrant’s telephone number, including area code: (213) 244-0000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Report to Stockholders.

1

TCW Insight that works for you.™

TCW Strategic Income Fund, Inc.

2010 Annual Report

The President’s Letter

Dear Shareholder,

We are pleased to present the 2010 annual report of the TCW Strategic Income Fund (the “Fund”). The Fund is a multi-asset class closed-end fund managed by TCW Investment Management Company. The Fund’s current distribution policy is to pay at least 7% annually based on the previous year-end net asset value (“NAV”) as reported in the audited annual report. During 2010, the quarterly dividends of $0.0835 per share plus a special year-end distribution of $0.283 were paid out. The overall return of the Fund’s NAV was 29.53% with a return on market price of 34.54%. The market price to NAV discount decreased from 8.4% to 5.4% as of December 31, 2010.

The Fund’s current underlying asset allocation includes a mix of fixed income and equity securities. The Fund exited its remaining positions in CDO/CLO assets at the beginning of the year. The Fund also assumed equity and corporate bond allocations during this period. The relative weighting to mortgages decreased over the year, but still represents the largest sector weight in the Fund, returning 26% in 2010.

The following table summarizes the principal market sectors of the Fund as of December 31, 2010:

Fund Sector	Market Value	Allocation (1)
Asset-Backed Securities	$32,127,850	10.53%
Mortgage-Backed Securities	171,821,528	56.30%
Corporate Bonds	49,126,729	16.10%
Bank Loans	3,929,108	1.29%
Municipal Bonds	2,210,314	0.72%
Convertible Securities	9,668,208	3.17%
Common Stocks	36,276,383	11.89%

Total Market Value of Investments	$305,160,120	100.00%

(1)	As a percentage of total market value.

•

Allocation to asset-backed and mortgage-backed securities decreased from 92% to 67% during the year. The decrease in weighting was due to the allocation to common stocks and corporate bonds. The holdings of mortgage-backed securities (“MBS”) are comprised of agency MBS which are securitized by Government Sponsored Enterprises (“GSEs”), and non-agency MBS which are issued by private label (non-guaranteed) originators.

•

Some MBS have characteristics that differ from traditional pass-through MBS, including their liquidity and sensitivity to rate changes. These securities include inverse floaters and interest-only securities. The non-GSE-backed MBS have greater exposure to credit risk, although TCW purchased these with a view to capturing deep pricing discounts to ultimate recovery values, even assuming substantial defaults and loss severities to the underlying loan pools. In line with the overall non-GSE-backed MBS market, the Fund’s holdings in these securities have experienced downgrades and are now predominately a collection of below-investment grade holdings. However, the change in ratings does not alter our investment thesis in the sector. Notwithstanding the considerable price appreciation realized in 2010, we continue to believe that non-agency MBS is likely to outperform the MBS universe in general.

The President’s Letter (Continued)

•

The Fund re-introduced an allocation to the equity market in March. Additional allocations were made through dollar cost averaging at multiple price points and emphasized higher dividend paying “value” stocks. Market capitalizations of the equity investments usually exceeded $1 billion.

•	The equity allocation totaled approximately 12% as of the end of the year, and provided below are the top 5 equity holdings as of December 31, 2010:

Security	% of Total Investment	% of Equity Holdings
Chevron Corp.	0.42%	3.50%
JP Morgan Chase & Co.	0.39%	3.30%
Tyco Electronics, Ltd.	0.36%	3.05%
Travelers Companies, Inc.	0.34%	2.84%
AT&T, Inc.	0.33%	2.77%

•

Management increased its allocation to corporate bonds during the year and the sector represented approximately 16% of the Fund as of December 31, 2010. This allocation was comprised primarily of investment grade bonds issued by systemically critical financial institutions as well as lending opportunities secured by aircraft (e.g., Enhanced Equipment Trust Certificates — EETCs). The Fund also had approximately 12% of its corporate exposure in higher yielding investments with a current orientation toward the higher rated (single B and BB) issuers. Convertible bonds continue to be represented in the portfolio.

•

Leverage is utilized by the Fund through a Line of Credit facility of which $27.9 million was drawn as of December 31, 2010. The interest rate in effect at December 31, 2010 was 1.38%. The limit on the Line of Credit is $70 million.

Performance has remained solid on both a year-to-date basis as well as over the longer-term:

	Annualized Total Return as of December 31, 2010
	1 Year	3 Years	5 Years	Since March 1, 2006 (2)	Since Inception March 5, 1987
Market Price Based Performance	34.54%	26.57%	13.57%	13.13%	8.07%
NAV Based Performance	29.53%	21.30%	10.81%	10.86%	8.73%
Benchmark Index (1)	11.51%	5.65%	6.25%	6.10%	N/A

(1)	Custom Benchmark Index: 15% S&P 500 with Income Index, 15% Merrill Lynch Convertible Index, 45% Barclays Capital Aggregate Bond Index, 25%Citi High Yield Cash Pay Index. Past performance is no guarantee of future results. Current performance may be lower or higher than that quoted. The market value and net asset value of the Fund’s shares will fluctuate with market conditions.
(2)	The date the Fund changed its investment objective from convertible securities fund to multi-asset class fund.

While management remains optimistic surrounding returns from the various sectors represented in the Fund, we believe that the on-going decline in U.S. Treasury yields warrants the potential introduction of strategies designed to reduce the impact to the Fund from an eventual rise in market interest rates. To this end, management is planning to implement various interest rate strategies incorporating instruments such as interest rate caps, swaps, and options. Additionally, management plans to introduce credit default swaps (CDS) into the portfolio. While we have no intention of using these instruments as the primary driver of Fund returns, we believe they enhance our ability to navigate these unprecedented market conditions and protect shareholder value.

Finally, Richard Call has retired from the Fund Board at the end of the year. Dick has been a Director since 1987 and will be remembered for his significant counsel and guidance as well as his outstanding contributions to the progress of the Fund and protection of shareholder interests.

We greatly appreciate your investment in the Fund and your continuing support of TCW. In the event that you have any additional questions or comments, I invite you to visit our web site at www.tcw.com or call our shareholder services department at 1-866-227-8179.

Sincerely,

Charles W. Baldiswieler

President and Chief Executive Officer

TCW Strategic Income Fund, Inc.

Schedule of Investments

Principal Amount	Fixed Income Securities	Value

	Asset-Backed Securities (12.2% of Net Assets)
$1,761,100	Aerco, Ltd., (2A-A3), (144A), 0.72%, due 07/15/25 (1)(2)	$1,338,436
767,471	Aircastle Pass Through Trust, (07-1A-G1), (144A), 0.525%, due 06/14/37 (1)(2)	683,049
3,100,000	Asset-Backed Securities Corp. Home Equity, (07-HE1-A4), 0.401%, due 12/25/36 (2)	1,371,314
989,505	Babcock & Brown Air Funding, Ltd., (07-1A-G1), (144A), 0.56%, due 8/14/12 (1)(2)	850,974
1,576,707	Credit-Based Asset Servicing and Securitization LLC, (06-CB1-AF2), 5.236%, due 01/25/36 (2)	1,074,171
1,000,000	GE Corporate Aircraft Financing LLC, (05-1A-C), (144A), 1.561%, due 08/26/19 (1)(2)	875,000
333,333	GE SeaCo Finance SRL, (04-1A-A), (144A), 0.561%, due 04/17/19 (1)(2)	320,459
811,250	GE SeaCo Finance SRL, (05-1A-A), (144A), 0.511%, due 11/17/20 (1)(2)	751,705
869,746	Genesis Funding, Ltd., (06-1A-G1), (144A), 0.501%, due 12/19/32 (1)(2)	763,202
1,200,000	Green Tree, (08-MH1-A2), (144A), 8.97%, due 04/25/38 (1)	1,345,384
2,500,000	Green Tree Financial Corp., (96-10-M1), 7.24%, due 11/15/28 (2)	2,503,656
1,200,000	Green Tree Financial Corp., (96-7-M1), 7.7%, due 10/15/27	1,229,984
1,341,185	Green Tree Financial Corp., (97-3-A5), 7.14%, due 03/15/28 (2)	1,409,927
1,039,351	Green Tree Financial Corp., (98-3-A6), 6.76%, due 03/01/30	1,100,051
3,155,298	GSAA Home Equity Trust, (06-13-AF6), 6.04%, due 07/25/36 (2)	1,925,822
359,481	GSAA Home Equity Trust, (06-19-A1), 0.351%, due 12/25/36 (2)	180,449
2,592,665	Lehman XS Trust, (05-1-3A2B), 4.8%, due 07/25/35 (2)	2,301,331
1,817,755	Morgan Stanley Capital, Inc., (03-NC6-M1), 1.461%, due 06/25/33 (2)	1,620,963
2,500,000	Novastar Home Equity Loan, (04-2-M4), 2.061%, due 09/25/34 (2)	1,015,754
2,191,471	Peachtree Finance Co. LLC, (144A), (Class A Notes), 4.71%, due 04/15/48 (1)	2,268,173
3,049,000	Securitized Asset Backed Receivables LLC Trust, (07-BR4-A2C), 0.551%, due 05/25/37 (2)	1,349,369
5,000,000	Soundview Home Equity Loan Trust, (06-WF1-A3), 5.655%, due 10/25/36 (2)	2,941,385
639,167	TAL Advantage LLC, (10-2A-A), (144A), 4.3%, due 10/20/25 (1)	655,927
472,266	Terwin Mortgage Trust, (06-17HE-A2A), (144A), 0.341%, due 01/25/38 (1)(2)	360,590
662,500	Textainer Marine Containers, Ltd., (05-1A-A), (144A), 0.51%, due 05/15/20 (1)(2)	631,459
813,542	Triton Container Finance LLC, (06-1A-NOTE), (144A), 0.431%, due 11/26/21 (1)(2)	754,003
533,854	Triton Container Finance LLC, (07-1A-NOTE), (144A), 0.401%, due 02/26/19 (1)(2)	505,313

	Total Asset-Backed Securities (Cost: $37,763,195)	32,127,850

	Bank Loans (1.5%)
	Advertising (0.4%)
997,500	Visant Corp. (Loan Agreement), 7%, due 12/22/16 (2)	1,010,073

	Electric Utilities (0.7%)
983,876	Kelson Finance, LLC (Loan Agreement), 6.789%, due 03/08/14 (2)	902,706
987,289	New Development Holdings, Inc. (Loan Agreement), 7%, due 07/03/17 (2)	1,005,261

	Total Electric Utilities	1,907,967

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

December 31, 2010

Principal Amount	Fixed Income Securities	Value

	Financial Services (0.4%)
$1,000,000	Intelsat Jackson Holdings, Ltd. (Loan Agreement), 5.25%, due 04/06/18 (2)	$1,011,068

	Total Bank Loans (Cost: $3,891,136)	3,929,108

	Collateralized Mortgage Obligations (65.4%)
	Private Mortgage-Backed Securities (54.2%)
5,167,238	Adjustable Rate Mortgage Trust, (05-11-2A3), 3.059%, due 02/25/36 (2)	2,004,493
2,555,444	Adjustable Rate Mortgage Trust, (05-4-6A22), 2.977%, due 08/25/35 (2)	1,226,676
3,304,198	American Home Mortgage Assets, (05-2-2A1A), 3.15%, due 01/25/36 (2)	2,348,638
3,022,173	Banc of America Funding Corp., (07-6-A2), 0.541%, due 07/25/37 (2)	2,154,502
3,000,000	Banc of America Mortgage Securities, Inc., (06-2-A2), 6%, due 07/25/36 (2)	2,493,391
2,922,542	Bear Stearns Adjustable Rate Mortgage Trust, (07-4-22A1), 5.87%, due 06/25/47 (2)	2,421,054
2,220,464	Bear Stearns Alternative Loan Trust, (04-8-1A), 0.611%, due 09/25/34 (2)	1,852,830
2,094,662	Bear Stearns Alternative Loan Trust, (06-2-22A1), 5.143%, due 03/25/36 (2)	1,294,425
1,701,880	Bear Stearns Asset-Backed Securities Trust, (06-IM1-A1), 0.491%, due 04/25/36 (2)	892,527
3,833,822	Citigroup Mortgage Loan Trust, Inc., (05-8-1A1A), 2.912%, due 10/25/35 (2)	2,970,555
1,152,565	Citigroup Mortgage Loan Trust, Inc., (05-8-2A5), 5.5%, due 09/25/35	1,121,557
2,041,137	Citigroup Mortgage Loan Trust, Inc., (06-AR6-1A1), 5.946%, due 08/25/36 (2)	1,913,140
3,500,000	CitiMortgage Alternative Loan Trust, (06-A3-1A7), 6%, due 07/25/36 (2)	2,692,929
2,000,000	CitiMortgage Alternative Loan Trust, (06-A5-1A8), 6%, due 10/25/36	1,510,260
2,738,704	Countrywide Alternative Loan Trust, (06-15CB-A1), 6.5%, due 06/25/36	1,672,100
2,479,996	Countrywide Alternative Loan Trust, (06-36T2-1A4), 5.75%, due 12/25/36	1,676,990
2,031,445	Countrywide Alternative Loan Trust, (06-5T2-A3), 6%, due 04/25/36	1,586,214
2,952,371	Countrywide Alternative Loan Trust, (07-11T1-A21), 6%, due 05/25/37 (2)	1,951,234
3,918,258	Countrywide Alternative Loan Trust, (07-12T1-A5), 6%, due 06/25/37	2,943,370
2,616,816	Countrywide Alternative Loan Trust, (07-16CB-4A7), 6%, due 08/25/37	2,067,293
2,590,029	Countrywide Alternative Loan Trust, (07-18CB-2A25), 6%, due 08/25/37	1,916,026
5,025,096	Countrywide Alternative Loan Trust, (07-19-1A34), 6%, due 08/25/37	3,662,580
3,000,000	Countrywide Alternative Loan Trust, (07-19-1A4), 6%, due 08/25/37	2,106,743
2,432,505	Countrywide Alternative Loan Trust, (07-9T1-2A3), 6%, due 05/25/37	1,544,200
1,881,397	Countrywide Alternative Loan Trust, (08-2R-3A1), 6%, due 08/25/37	1,426,785
2,193,831	Countrywide Home Loans, (04-HYB4-B1), 3.342%, due 09/20/34 (2)	404,056
144,724,468	Countrywide Home Loans, (06-14-X), 0.336%, due 09/25/36(I/O) (2)	1,273,271
3,773,551	Countrywide Home Loans, (06-HYB2-1A1), 3.328%, due 04/20/36 (2)	2,116,502
3,756,351	Countrywide Home Loans, (07-J2-2A6), 6%, due 07/25/37 (2)	2,603,560
3,140,045	Credit Suisse First Boston Mortgage Securities Corp., (05-12-1A1), 6.5%, due 01/25/36	2,146,501
2,202,262	Credit Suisse Mortgage Capital Certificates, (06-6-1A8), 6%, due 07/25/36	1,608,430
1,771,583	Credit Suisse Mortgage Capital Certificates, (06-7-1A3), 5%, due 08/25/36	1,404,595
30,777,143	Credit Suisse Mortgage Capital Certificates, (06-9-7A2), 6.289%, due 11/25/36(I/O) (I/F) (2)	3,693,439
615,000	Credit Suisse Mortgage Capital Certificates, (06-C5-A3), 5.311%, due 12/15/39	641,463

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value

	Collateralized Mortgage Obligations (Continued)
	Private Mortgage-Backed Securities (Continued)
$5,500,000	Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, (06-AB2-A2), 6.16%, due 06/25/36 (2)	$3,806,452
2,466,242	Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, (06-AR6-A6), 0.451%, due 02/25/37 (2)	1,370,887
1,433,800	GE Business Loan Trust, (03-2A-A), (144A), 0.63%, due 11/15/31 (1)(2)	1,308,148
1,925,000	Greenwich Capital Commercial Funding Corp., (06-GG7-A4), 5.883%, due 07/10/38 (2)	2,102,755
1,925,000	Greenwich Capital Commercial Funding Corp., (07-GG9-A4), 5.444%, due 03/10/39	2,031,017
2,011,508	GSC Capital Corp. Mortgage Trust, (06-2-A1), 0.441%, due 05/25/36 (2)	753,391
1,555,784	GSR Mortgage Loan Trust, (05-AR3-6A1), 2.944%, due 05/25/35 (2)	1,262,592
3,514,759	GSR Mortgage Loan Trust, (06-1F-1A5), 29.092%, due 02/25/36(I/F) (TAC) (2)	4,589,084
1,211,904	Indymac INDA Mortgage Loan Trust, (07-AR7-1A1), 5.874%, due 11/25/37 (2)	981,101
11,809,180	Indymac Index Mortgage Loan Trust, (06-AR13-A4X), 4.706%, due 07/25/36(I/O) (2)	750,948
3,477,281	JP Morgan Alternative Loan Trust, (07-A1-2A1), 5.903%, due 03/25/37 (2)	2,044,568
4,000,000	JP Morgan Mortgage Trust, (05-A8-2A3), 2.992%, due 11/25/35 (2)	3,111,322
3,462,182	JP Morgan Mortgage Trust, (07-S2-1A1), 5%, due 06/25/37	2,954,091
2,766,242	Lehman XS Trust, (07-14H-A211), 0.53%, due 07/25/47 (2)	1,241,296
3,500,000	MASTR Adjustable Rate Mortgages Trust, (07-3-22A5), 0.601%, due 05/25/47 (2)	534,710
3,129,498	MASTR Alternative Loans Trust, (07-HF1-4A1), 7%, due 10/25/47 (2)	1,828,324
1,654,614	Merrill Lynch Mortgage Backed Securities Trust, (07-2-1A1), 5.8%, due 08/25/36 (2)	1,352,994
3,331,597	Morgan Stanley Mortgage Loan Trust, (06-2-6A), 6.5%, due 02/25/36	2,702,827
2,838,358	Morgan Stanley Mortgage Loan Trust, (07-15AR-4A1), 5.565%, due 11/25/37 (2)	1,895,881
5,223,948	Nomura Asset Acceptance Corp., (06-AR1-1A), 3.633%, due 02/25/36 (2)	2,562,270
1,891,192	Nomura Asset Acceptance Corp., (07-1-1A2), 5.669%, due 03/25/47 (2)	983,060
1,369,492	Prime Mortgage Trust, (06-DR1-2A1), (144A), 5.5%, due 05/25/35 (1)	1,207,989
1,774,857	Residential Accredit Loans, Inc., (05-QA7-M1), 3.207%, due 07/25/35 (2)	28,877
1,872,002	Residential Accredit Loans, Inc., (06-QS1-A3), 5.75%, due 01/25/36(PAC)	1,266,271
4,483,754	Residential Accredit Loans, Inc., (06-QS8-A3), 6%, due 08/25/36	3,049,361
1,309,878	Residential Accredit Loans, Inc., (07-QS6-A62), 5.5%, due 04/25/37(TAC)	810,684
2,779,000	Residential Asset Securitization Trust, (05-A8CB-A3), 5.5%, due 07/25/35 (2)	1,717,321
2,430,590	Residential Asset Securitization Trust, (07-A2-1A1), 6%, due 04/25/37	1,768,149
9,121,864	Residential Asset Securitization Trust, (07-A5-AX), 6%, due 05/25/37(I/O)	1,319,392
185,194,376	Residential Funding Mortgage Securities, (06-S9-AV), 0.299%, due 09/25/36(I/O) (2)	1,035,403
1,380,179	Residential Funding Mortgage Securities I, (07-S6-1A10), 6%, due 06/25/37	1,169,686
2,415,843	Structured Adjustable Rate Mortgage Loan Trust, (05-20-1A1), 5.699%, due 10/25/35 (2)	1,536,747

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

December 31, 2010

Principal Amount	Fixed Income Securities	Value

	Collateralized Mortgage Obligations (Continued)
	Private Mortgage-Backed Securities (Continued)
$2,978,641	Structured Adjustable Rate Mortgage Loan Trust, (05-23-3A1), 5.86%, due 01/25/36 (2)	$2,342,689
2,151,160	Structured Adjustable Rate Mortgage Loan Trust, (06-3-4A), 5.737%, due 04/25/36 (2)	1,656,192
1,548,930	Structured Adjustable Rate Mortgage Loan Trust, (07-9-2A1), 5.414%, due 10/25/47 (2)	1,035,876
3,452,412	Washington Mutual Alternative Mortgage Pass-Through Certificates, (05-7-3CB), 6.5%, due 08/25/35	3,160,999
3,771,575	Washington Mutual Mortgage Pass-Through Certificates, (06-3-4CB), 6.5%, due 03/25/36	2,631,652
3,345,371	Washington Mutual Mortgage Pass-Through Certificates, (07-HY6-2A1), 5.549%, due 06/25/37 (2)	2,639,205
1,256,281	Wells Fargo Mortgage Backed Securities Trust, (06-11-A8), 6%, due 09/25/36	1,131,746
2,079,716	Wells Fargo Mortgage Backed Securities Trust, (06-2-1A4), 18.671%, due 03/25/36(I/F) (2)	2,544,149
2,196,410	Wells Fargo Mortgage Backed Securities Trust, (06-AR10-5A1), 5.402%, due 07/25/36 (2)	1,729,924
2,404,199	Wells Fargo Mortgage Backed Securities Trust, (07-AR3-A4), 5.858%, due 04/25/37 (2)	1,934,155
2,130,058	Wells Fargo Mortgage Loan Trust, (10-RR4-1A2), (144A), 5.59%, due 12/27/46 (1)(2)	1,089,301

	Total Private Mortgage-Backed Securities	142,315,815

	U.S. Government Agency Obligations (11.2%)
903,835	Federal Home Loan Mortgage Corp., (1673-SD), 13.164%, due 02/15/24(I/F) (PAC) (2)	1,066,413
1,951,644	Federal Home Loan Mortgage Corp., (1760-ZD), 2.39%, due 02/15/24 (2)	1,970,646
558,679	Federal Home Loan Mortgage Corp., (2654-CO), 0%, due 08/15/33(P/O) (3)	496,051
344,779	Federal Home Loan Mortgage Corp., (2870-EO), 0%, due 10/15/34(P/O) (3)	334,301
145,104	Federal Home Loan Mortgage Corp., (2937-SW), 19.799%, due 02/15/35(I/F) (TAC) (2)	147,025
281,554	Federal Home Loan Mortgage Corp., (2950-GS), 20.949%, due 03/15/35(I/F) (2)	286,946
543,318	Federal Home Loan Mortgage Corp., (2990-JK), 20.963%, due 03/15/35(I/F) (2)	644,864
1,117,437	Federal Home Loan Mortgage Corp., (3063-JS), 27.608%, due 11/15/35(I/F) (2)	1,209,602
530,015	Federal Home Loan Mortgage Corp., (3076-ZQ), 5.5%, due 11/15/35(PAC)	566,041
14,069,338	Federal Home Loan Mortgage Corp., (3122-SG), 5.37%, due 03/15/36(I/O) (I/F) (TAC) (PAC) (2)	1,634,420
894,882	Federal Home Loan Mortgage Corp., (3128-OJ), 0%, due 03/15/36(P/O) (3)	869,291
1,315,209	Federal Home Loan Mortgage Corp., (3185-SA), 10.691%, due 07/15/36(I/F) (2)	1,260,182

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value

	Collateralized Mortgage Obligations (Continued)
	U.S. Government Agency Obligations (Continued)
$8,084,822	Federal Home Loan Mortgage Corp., (3323-SA), 5.85%, due 05/15/37(I/O) (I/F) (2)	$808,640
4,448,552	Federal Home Loan Mortgage Corp., (3459-JS), 5.99%, due 06/15/38(I/O) (I/F) (2)	510,388
19,970,822	Federal National Mortgage Association, (04-53-QV), 1.59%, due 02/25/34(I/O) (I/F) (2)	906,068
1,103,214	Federal National Mortgage Association, (05-1-GZ), 5%, due 02/25/35	1,113,338
1,150,568	Federal National Mortgage Association, (05-13-JS), 21.947%, due 03/25/35(I/F) (2)	1,218,647
601,140	Federal National Mortgage Association, (05-62-BO), 0%, due 07/25/35(P/O) (3)	440,433
72,007	Federal National Mortgage Association, (06-15-LO), 0%, due 03/25/36(P/O) (3)	71,246
63,287	Federal National Mortgage Association, (06-67-DS), 24.153%, due 07/25/36(I/F) (2)	64,349
4,371,765	Federal National Mortgage Association, (07-42-SE), 5.849%, due 05/25/37(I/O) (I/F) (2)	458,381
16,063,205	Federal National Mortgage Association, (07-48-SD), 5.839%, due 05/25/37(I/O) (I/F) (2)	1,832,619
4,005,723	Federal National Mortgage Association, (09-69-CS), 6.489%, due 09/25/39(I/O) (I/F) (2)	439,489
4,093,454	Government National Mortgage Association, (05-45-DK), 20.958%, due 06/16/35(I/F) (2)	4,407,868
18,772,667	Government National Mortgage Association, (06-35-SA), 6.339%, due 07/20/36(I/O) (I/F) (2)	2,355,759
32,773,451	Government National Mortgage Association, (06-61-SA), 4.489%, due 11/20/36(I/O) (I/F) (TAC) (2)	2,559,869
17,979,052	Government National Mortgage Association, (08-58-TS), 6.139%, due 05/20/38(I/O) (I/F) (TAC) (2)	1,832,837

	Total U.S. Government Agency Obligations	29,505,713

	Total Collateralized Mortgage Obligations (Cost: $145,230,600)	171,821,528

	Corporate Bonds (18.7%)
	Airlines (2.1%)
1,861,400	Continental Airlines, Inc. Pass-Through Certificates, (00-2-A1), 7.707%, due 04/02/21(EETC)	2,083,605
1,093,716	Delta Air Lines, Inc. Pass-Through Certificates, (02-G1), 6.718%, due 01/02/23(EETC)	1,111,543
1,250,000	Delta Air Lines, Inc. Pass-Through Certificates, (02-G2), 6.417%, due 07/02/12(EETC)	1,300,000
900,000	US Airways Pass-Through Trust, (10-1A), 6.25%, due 04/22/23(EETC)	897,750

	Total Airlines	5,392,898

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

December 31, 2010

Principal Amount	Fixed Income Securities	Value

	Corporate Bonds (Continued)
	Banking (3.7%)
$1,000,000	Bank of America Corp., 5.625%, due 07/01/20	$1,019,756
3,000,000	BankBoston Capital Trust IV, 0.903%, due 06/08/28 (2)	2,130,000
1,400,000	Chase Capital III, 0.846%, due 03/01/27 (2)	1,092,000
2,000,000	Citigroup, Inc., 0.838%, due 08/25/36 (2)	1,290,000
2,000,000	General Electric Capital Corp., 0.766%, due 08/15/36 (2)	1,520,918
650,000	Lloyds TSB Bank PLC, (144A), 5.8%, due 01/13/20 (1)	638,131
1,000,000	NationsBank Capital Trust III, 0.839%, due 01/15/27 (2)	710,000
1,300,000	Royal Bank of Scotland PLC, 3.95%, due 09/21/15	1,275,585

	Total Banking	9,676,390

	Coal (0.2%)
650,000	Massey Energy Co., 6.875%, due 12/15/13	661,375

	Commercial Services (1.2%)
1,000,000	AWAS Aviation Capital, Ltd., (144A), 7%, due 10/15/16 (1)	990,000
1,400,000	International Lease Finance Corp., (144A), 6.5%, due 09/01/14 (1)	1,477,000
500,000	United Rentals North America, Inc., 9.25%, due 12/15/19	558,750

	Total Commercial Services	3,025,750

	Communications (0.4%)
1,000,000	Intelsat Corp., 9.25%, due 06/15/16	1,085,000

	Electric Utilities (4.8%)
850,000	AES Corp., 7.75%, due 10/15/15	905,250
2,000,000	Calpine Construction Finance Co., LP/CCFC Finance Corp., (144A), 8%, due 06/01/16 (1)	2,135,000
2,250,000	Dynegy Roseton/Danskammer Pass Through Trust, Series B, 7.67%, due 11/08/16(EETC)	2,115,000
650,000	Edison Mission Energy, 7%, due 05/15/17	518,375
849,707	Mirant Mid Atlantic Pass Through Trust, Series B, 9.125%, due 06/30/17	913,435
1,169,153	Mirant Mid Atlantic Pass Through Trust, Series C, 10.06%, due 12/30/28	1,303,606
535,000	Mirant North America LLC, 7.375%, due 12/31/13	544,865
1,500,000	NRG Energy, Inc., 7.375%, due 02/01/16	1,541,250
1,025,000	NRG Energy, Inc., 7.25%, due 02/01/14	1,050,625
1,500,000	Puget Energy, Inc., (144A), 6.5%, due 12/15/20 (1)	1,490,418

	Total Electric Utilities	12,517,824

	Financial Services (0.9%)
650,000	Cantor Fitzgerald LP, (144A), 6.375%, due 06/26/15 (1)	651,842
1,000,000	CIT Group, Inc., 7%, due 05/01/13	1,022,500
700,000	JPMorgan Chase Capital XXVII, 7%, due 11/01/39	735,245

	Total Financial Services	2,409,587

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value

	Corporate Bonds (Continued)
	Healthcare Providers (1.6%)
$1,000,000	Community Health Systems, Inc., 8.875%, due 07/15/15	$1,055,000
1,000,000	HCA, Inc., 8.5%, due 04/15/19	1,100,000
2,000,000	Universal Health Services, Inc., 6.75%, due 11/15/11	2,075,244

	Total Healthcare Providers	4,230,244

	Oil & Gas (1.6%)
1,500,000	Sabine Pass LNG, LP, (144A), 7.5%, due 11/30/16 (1)	1,331,250
1,535,000	Sabine Pass LNG, LP, 7.5%, due 11/30/16	1,442,900
1,491,000	Southern Union Co., 7.2%, due 11/01/66 (2)	1,379,175

	Total Oil & Gas	4,153,325

	Radio Telephone Communications (0.2%)
650,000	iPCS, Inc., 3.537%, due 05/01/14 (2)	620,750

	Real Estate (1.8%)
1,000,000	HCP, Inc., 6%, due 01/30/17	1,047,207
1,000,000	Health Care REIT, Inc. (REIT), 4.7%, due 09/15/17	997,722
700,000	Healthcare Realty Trust, Inc., 5.75%, due 01/15/21	703,221
700,000	Healthcare Realty Trust, Inc., 6.5%, due 01/17/17	755,370
1,375,000	Post Apartment Homes, LP, 4.75%, due 10/15/17	1,323,754

	Total Real Estate	4,827,274

	Telephone Systems (0.2%)
525,000	Sprint Capital Corp., 7.625%, due 01/30/11	526,312

	Total Corporate Bonds (Cost: $48,078,671)	49,126,729

	Municipal Bonds (0.9%)
1,000,000	California State Build America Bonds, 7.3%, due 10/01/39	1,008,100
650,000	Illinois State Build America Bonds, 4.071%, due 01/01/14	656,214
600,000	Illinois State Build America Bonds, 6.63%, due 02/01/35	546,000

	Total Municipal Bonds (Cost: $2,201,982)	2,210,314

	Total Fixed Income Securities (Cost: $ 237,165,584) (98.7%)	259,215,529

	Convertible Securities
	Convertible Corporate Bonds (3.0%)
	Banking (0.6%)
907,000	Euronet Worldwide, Inc., 3.5%, due 10/15/25	901,331
683,000	National City Corp., 4%, due 02/01/11	687,269

	Total Banking	1,588,600

	Building Materials (0.0%)
45,000	Cemex S.A.B de C.V., (144A), 4.875%, due 03/15/15 (1)	49,388

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

December 31, 2010

Principal Amount	Convertible Securities	Value

	Convertible Corporate Bonds (Continued)
	Communications (0.5%)
$1,297,000	Ciena Corp., 0.25%, due 05/01/13	$1,200,947

	Electric Utilities (0.0%)
45,000	JA Solar Holdings Co., Ltd., 4.5%, due 05/15/13	43,031

	Electronics (0.3%)
159,000	Rovi Corp., (144A), 2.625%, due 02/15/40 (1)	230,152
339,000	Xilinx, Inc., (144A), 3.125%, due 03/15/37 (1)	354,255
220,000	Xilinx, Inc., 3.125%, due 03/15/37	229,900

	Total Electronics	814,307

	Financial Services (0.4%)
256,000	Janus Capital Group, Inc., 3.25%, due 07/15/14	303,808
625,000	Jefferies Group, Inc., 3.875%, due 11/01/29	658,594

	Total Financial Services	962,402

	Healthcare Providers (0.1%)
353,000	Omnicare, Inc., 3.25%, due 12/15/35	325,642

	Insurance (0.6%)
1,517,000	Affordable Residential Communities, Inc., (144A), 7.5%, due 08/15/25 (1)	1,644,049

	Metals (0.1%)
224,000	Sterlite Industries India, Ltd., 4%, due 10/30/14	234,080

	Oil & Gas (0.3%)
884,000	Transocean, Inc., Series C, 1.5%, due 12/15/37	859,690

	Retailers (0.1%)
140,000	RadioShack Corp., (144A), 2.5%, due 08/01/13 (1)	149,975

	Total Convertible Corporate Bonds (Cost: $7,384,815)	7,872,111

Number of Shares
	Convertible Preferred Stocks (0.7%)
	Beverages, Food & Tobacco (0.1%)
5,900	Archer-Daniels-Midland Co., $3.125	229,097

	Electric Utilities (0.3%)
16,500	AES Corp., $3.375	808,500

	Oil & Gas (0.3%)
8,200	Chesapeake Energy Corp., $5.00	758,500

	Total Convertible Preferred Stocks (Cost: $1,657,233)	1,796,097

	Total Convertible Securities (Cost: $ 9,042,048) (3.7%)	9,668,208

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Continued)

Number of Shares	Common Stock	Value

	Aerospace & Defense (0.7%)
18,850	Honeywell International, Inc.	$1,002,066
32,700	Textron, Inc.	773,028

	Total Aerospace & Defense	1,775,094

	Apparel Retailers (0.3%)
30,400	Gap, Inc. (The)	673,056

	Automotive (0.1%)
8,600	Harley-Davidson, Inc.	298,162

	Banking (0.9%)
28,200	JPMorgan Chase & Co.	1,196,244
37,000	New York Community Bancorp, Inc.	697,450
11,250	State Street Corp.	521,325

	Total Banking	2,415,019

	Beverages, Food & Tobacco (0.4%)
30,000	Kraft Foods, Inc.	945,300

	Building Materials (0.4%)
28,300	Home Depot, Inc. (The)	992,198

	Chemicals (0.4%)
19,800	Du Pont (E.I.) de Nemours & Co.	987,624

	Commercial Services (0.2%)
11,600	Waste Management, Inc.	427,692

	Communications (0.2%)
72,500	Motorola, Inc. (4)	657,575

	Computers & Information (0.4%)
22,000	Dell, Inc. (4)	298,100
5,700	International Business Machines Corp.	836,532

	Total Computers & Information	1,134,632

	Electric Utilities (0.3%)
18,500	American Electric Power Co., Inc.	665,630

	Electronics (0.9%)
41,600	Intel Corp.	874,848
11,500	Microchip Technology, Inc.	393,415
31,300	Tyco Electronics, Ltd.	1,108,020

	Total Electronics	2,376,283

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

December 31, 2010

Number of Shares	Common Stock	Value

	Entertainment & Leisure (0.2%)
42,800	Regal Entertainment Group	$502,472
4,900	Time Warner, Inc.	157,633

	Total Entertainment & Leisure	660,105

	Financial Services (0.8%)
9,900	American Express Co.	424,908
12,672	Ameriprise Financial, Inc.	729,274
18,500	Blackstone Group, LP (The)	261,775
27,700	Morgan Stanley	753,717

	Total Financial Services	2,169,674

	Forest Products & Paper (1.0%)

15,800	Avery Dennison Corp.	668,972
11,600	Kimberly-Clark Corp.	731,264
17,000	MeadWestvaco Corp.	444,720
34,500	Packaging Corp. of America	891,480

	Total Forest Products & Paper	2,736,436

	Healthcare Providers (0.1%)
54,200	Tenet Healthcare Corp. (4)	362,598

	Heavy Construction (0.3%)
36,050	Lennar Corp., Class A	675,938

	Heavy Machinery (0.4%)
16,700	Baker Hughes, Inc.	954,739

	Industrial - Diversified (0.6%)
43,900	General Electric Co.	802,931
20,500	Tyco International, Ltd.	849,520

	Total Industrial - Diversified	1,652,451

	Insurance (0.7%)
5,700	Allstate Corp. (The)	181,716
20,700	MBIA, Inc. (4)	248,193
22,700	Old Republic International Corp.	309,401
18,500	Travelers Cos., Inc. (The)	1,030,635

	Total Insurance	1,769,945

	Media - Broadcasting & Publishing (0.4%)
21,900	CBS Corp., Class B	417,195
28,600	Comcast Corp., Class A	628,342

	Total Media - Broadcasting & Publishing	1,045,537

	Medical Supplies (0.1%)
6,550	Thermo Fisher Scientific, Inc. (4)	362,608

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Continued)

Number of Shares	Common Stock	Value

	Metals (0.5%)
41,600	Alcoa, Inc.	$640,224
10,800	United States Steel Corp.	630,936

	Total Metals	1,271,160

	Oil & Gas (1.5%)
5,900	Anadarko Petroleum Corp.	449,344
13,900	Chevron Corp.	1,268,375
12,000	Devon Energy Corp.	942,120
17,650	Ensco International PLC (SP ADR)	942,157
16,500	Valero Energy Corp.	381,480

	Total Oil & Gas	3,983,476

	Pharmaceuticals (0.6%)
55,400	Pfizer, Inc.	970,054
10,050	Watson Pharmaceuticals, Inc. (4)	519,082

	Total Pharmaceuticals	1,489,136

	Prepackaged Software (0.3%)
17,000	CA, Inc.	415,480
23,300	Symantec Corp. (4)	390,042

	Total Prepackaged Software	805,522

	Retailers (0.3%)
10,500	CVS Caremark Corp.	365,085
18,800	Foot Locker, Inc.	368,856

	Total Retailers	733,941

	Telephone Communications, exc. Radio (0.5%)
34,200	AT&T, Inc.	1,004,796
91,200	Sprint Nextel Corp. (4)	385,776

	Total Telephone Communications, exc. Radio	1,390,572

	Telephone Systems (0.3%)
62,000	Windstream Corp.	864,280

	Total Common Stock (Cost: $ 32,552,743) (13.8%)	36,276,383

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

December 31, 2010

Principal Amount	Short-Term Investments (0.4%)	Value
$1,040,759	Repurchase Agreement, State Street Bank & Trust Company, 0.01%, due 01/03/11 (collateralized by $1,020,000, U.S. Treasury Note, 3.13%, due 04/30/17, valued at $1,061,718) (Total Amount to be Received Upon Repurchase $1,040,760)	$1,040,759

	Total Short-Term Investments (Cost: $1,040,759)	1,040,759

	Total Investments (Cost $279,801,134) (116.6%)	306,200,879
	Liabilities in Excess of Other Assets (–16.6%)	(43,619,062)

	Net Assets (100.0%)	$262,581,817

Notes to Schedule of Investments:

(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2010, the value of these securities amounted to $26,850,572 or 10.2% of net assets. These securities are determined to be liquid by the Advisor, unless otherwise noted, under procedures established by and under the general supervision of the Fund’s Board of Directors.
(2)	Floating or variable rate security. The interest shown reflects the rate in effect at December 31, 2010.
(3)	As of December 31, 2010, security is not accruing interest.
(4)	Non-income producing security.
EETC -	Enhanced Equipment Trust Certificate.
I/F -	Inverse Floating rate security whose interest rate moves in the opposite direction of prevailing interest rates.
I/O -	Interest Only Security.
PAC -	Planned Amortization Class.
P/O -	Principal Only Security.
REIT -	Real Estate Investment Trust.
SP ADR -	Sponsored American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks that are issued with the cooperation of the company whose stock underlies the ADR and entitles the shareholder to all dividends, capital gains and voting rights.
TAC -	Target Amortization Class.

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

Investments by Industry	December 31, 2010

Industry (1)	Percentage of Net Assets
Private Mortgage-Backed Securities	54.2%
Asset-Backed Securities	12.2
U.S. Government Agency Obligations	11.2
Electric Utilities	6.1
Banking	4.3
Airlines	2.1
Oil & Gas	1.9
Real Estate	1.8
Healthcare Providers	1.7
Financial Services	1.7
Oil, Gas & Consumable Fuels	1.5
Insurance	1.3
Commercial Services	1.2
Industrial Conglomerates	0.9
Communications	0.9
Capital Markets	0.9
Municipal Obligations	0.9
Specialty Retail	0.9
Energy Equipment & Services	0.7
Diversified Telecommunication Services	0.7
Media	0.6
Pharmaceuticals	0.6
Metals & Mining	0.5
Semiconductors & Semiconductor Equipment	0.5
Food Products	0.5
Diversified Financial Services	0.4
Electronic Equipment, Instruments and Components	0.4

(1)	Industry classifications are unaudited.
(2)	Value rounds to less than 0.1% of net assets.

Industry (1)	Percentage of Net Assets
Commercial Services & Supplies	0.4
Advertising	0.4
Aerospace & Defense	0.4
Chemicals	0.4
Containers & Packaging	0.3
IT Services	0.3
Electronics	0.3
Software	0.3
Household Products	0.3
Thrifts & Mortgage Finance	0.3
Household Durables	0.3
Coal	0.2
Communications Equipment	0.2
Radio Telephone Communications	0.2
Telephone Systems	0.2
Paper & Forest Products	0.2
Consumer Finance	0.1
Wireless Telecommunication Services	0.1
Food & Staples Retailing	0.1
Life Sciences Tools & Services	0.1
Health Care Providers & Services	0.1
Automobiles	0.1
Computers & Peripherals	0.1
Metals	0.1
Retailers	0.1
Building Materials	0.0	(2)
Short-Term Investments	0.4

Total	116.6%

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

Statement of Assets and Liabilities	December 31, 2010

ASSETS:
Investments, at Value (Cost: $279,801,134)	$306,200,879
Receivable for Securities Sold	85,977
Interest and Dividends Receivable	2,240,648
Cash	995,000

Total Assets	309,522,504

LIABILITIES:
Payables for Borrowings	27,918,000
Distributions Payable	17,449,057
Payables for Securities Purchased	1,090,063
Accrued Other Expenses	165,744
Accrued Investment Advisory Fees	150,894
Interest Payable on Borrowings	143,627
Accrued Directors’ Fees and Expenses	18,735
Accrued Compliance Expense	4,567

Total Liabilities	46,940,687

NET ASSETS	$262,581,817

NET ASSETS CONSIST OF:
Common Stock, par value $0.01 per share (75,000,000 shares authorized, 47,609,979 shares issued and outstanding)	$476,100
Paid-in Capital	287,408,668
Accumulated Net Realized Loss on Investments	(54,823,278)
Undistributed Net Investment Income	3,120,582
Net Unrealized Appreciation on Investments	26,399,745

NET ASSETS	$262,581,817

NET ASSET VALUE PER SHARE	$5.52

MARKET PRICE PER SHARE	$5.22

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

Statement of Operations	Year Ended December 31, 2010

INVESTMENT INCOME:
Income
Interest	$44,785,483
Dividends	1,145,066

Total Income	45,930,549

Expenses
Investment Advisory Fees	1,703,642
Interest Expense	508,809
Legal Fees	176,755
Directors’ Fees and Expenses	119,207
Audit and Tax Service Fees	103,961
Proxy Expense	79,984
Transfer Agent Fees	65,585
Printing and Distribution Costs	49,532
Miscellaneous	48,659
Custodian Fees	46,765
Listing Fees	44,313
Accounting Fees	43,972
Compliance Expense	36,560
Administration Fees	22,169
Insurance Expense	22,026

Total Expenses	3,071,939

Net Investment Income	42,858,610

NET REALIZED GAIN AND CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS:
Net Realized Gain on Investments	20,665,409
Change in Unrealized Appreciation on Investments	1,123,451

Net Realized Gain and Change in Unrealized Appreciation on Investments	21,788,860

INCREASE IN NET ASSETS FROM OPERATIONS	$64,647,470

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

Statements of Changes in Net Assets

	Year Ended December 31, 2010	Year Ended December 31, 2009
INCREASE IN NET ASSETS:
OPERATIONS:
Net Investment Income	$42,858,610	$37,279,253
Net Realized Gain (Loss) on Investments	20,665,409	(6,307,054)
Change in Unrealized Appreciation on Investments	1,123,451	47,400,732

Increase in Net Assets Resulting from Operations	64,647,470	78,372,931

DISTRIBUTIONS TO SHAREHOLDERS:
From Net Investment Income	(29,375,358)	(24,471,531)

Total Increase in Net Assets	35,272,112	53,901,400

NET ASSETS:
Beginning of Year	227,309,705	173,408,305

End of Year	$262,581,817	$227,309,705

Undistributed (Distributions in Excess of) Net Investment Income	$3,120,582	$(2,768,144)

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

Statement of Cash Flows	Year Ended December 31, 2010

CASH FLOWS FROM OPERATING ACTIVITIES:
Net Increase in Net Assets From Operations	$64,647,470
Adjustments to Reconcile Net Increase in Net Assets Resulting
From Operations to Net Cash Provided by Activities:
Investments Purchased	(143,865,863)
Proceeds from Investments Sold	138,061,559
Net Decrease in Short-Term Investments	21,576,455
Net Amortization/Accretion of Premium/(Discount)	(257,373)
Decrease in Interest and Dividends Receivable	647,699
Decrease in Accrued Directors’ Fees and Expenses	(1,711)
Decrease in Accrued Compliance Expense	(1,168)
Increase in Accrued Investment Advisory Fees	3,483
Decrease in Interest Payable on Borrowings	(31,738)
Increase in Accrued Other Expenses	15,176
Realized and Unrealized (Gain)/Loss on Investments	(21,788,860)

Net Cash Provided by Operating Activities	59,005,129

CASH FLOWS USED IN FINANCING ACTIVITIES:
Distributions to Shareholders	(27,328,129)
Increase in Borrowings	(30,682,000)

Net Cash Used in Financing Activities	(58,010,129)

Net Change in Cash	995,000
Cash at Beginning of Year	—

Cash at End of Year	$995,000

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Interest paid during the year	$540,547

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

Notes to Financial Statements	December 31, 2010

Note 1 — Significant Accounting Policies:

TCW Strategic Income Fund, Inc. (the “Fund”) was incorporated in Maryland on January 13, 1987 as a diversified, closed-end investment management company and is registered under the Investment Company Act of 1940, as amended, and is traded on the New York Stock Exchange under the symbol TSI. The Fund commenced operations on March 5, 1987. The Fund’s investment objective is to seek a total return comprised of current income and capital appreciation by investing in convertible securities, marketable equity securities, investment-grade debt securities, high-yield debt securities, options, securities issued or guaranteed by the United States Government, its agencies and instrumentalities (“U.S. Government Securities”), repurchase agreements, mortgage related securities, asset-backed securities, money market securities and other securities without limit believed by the Fund’s investment advisor to be consistent with the Fund’s investment objective. TCW Investment Management Company (the “Advisor”) is the investment advisor to the Fund and is registered under the Investment Advisers Act of 1940.

Security Valuation:    Securities traded on national exchanges are valued at the last reported sales price or the mean of the current bid and asked prices if there are no sales in the trading period. Other securities which are traded on the over-the-counter market are valued at the mean of the current bid and asked prices, as furnished by independent pricing services. Short-term debt securities with maturities of 60 days or less at the time of purchase are valued at amortized cost. Other short-term debt securities are valued on a mark-to-market basis until such time as they reach a remaining maturity of 60 days, where upon they will be valued at amortized value using their value of the 61st day prior to maturity.

Securities for which market quotations are not readily available, including circumstances under which it is determined by the Advisor that sale or mean prices are not reflective of a security’s market value, are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund’s Board of Directors. There were no fair valued securities at December 31, 2010.

Fair value is defined as the price that a fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is utilized to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1 — quoted prices in active markets for identical investments

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Continued)

Note 1 — Significant Accounting Policies (Continued)

particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities.    Securities are generally valued based on quoted prices from the applicable exchange. To the extent these securities are actively traded, valuation adjustments are not applied and they are categorized in Level 1 of the fair value hierarchy. Restricted securities issued by publicly held companies are valued at a discount to similar publicly traded securities and may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety, otherwise they may be categorized as Level 3. Restricted securities held in non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and, therefore, the inputs are unobservable. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as depositary receipts, futures, exchange-traded funds (“ETFs”), and the movement of certain indexes of securities based on a statistical analysis of the historical relationship and are categorized in Level 2 of the fair value hierarchy.

Corporate bonds.    The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable), bond spreads, or credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Corporate bonds are generally categorized in Level 2 of the fair value hierarchy; in instances where prices, spreads, or any of the other aforementioned key inputs are unobservable, they are categorized in Level 3 of the hierarchy.

Asset-backed securities and mortgage-backed securities.    The fair value of asset-backed securities and mortgage-backed securities is estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy, otherwise they would be categorized as Level 3.

Bank loans.    The fair value of bank loans is estimated using recently executed transactions, market price quotations, credit/market events, and cross-asset pricing. Inputs are generally observable market inputs

TCW Strategic Income Fund, Inc.

December 31, 2010

obtained from independent sources. Bank loans are generally categorized in Level 2 of the fair value hierarchy, unless key inputs are unobservable, which would then be in Level 3.

U.S. Government and agency securities.    U.S. government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Accordingly, U.S. government and agency securities are normally categorized in Level 2 of the fair value hierarchy.

Restricted securities.    Restricted securities that are deemed to be both Rule 144A securities and illiquid, as well as restricted securities held in non-public entities, are included in Level 3 of the fair value hierarchy because they trade infrequently, and, therefore, the inputs are unobservable. Any other restricted securities are valued at a discount to similar publicly traded securities and may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety, otherwise they may be categorized as Level 3.

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Asset-Backed Securities	$—	$32,127,850	$—	$32,127,850

Bank Loans
Advertising	—	1,010,073	—	1,010,073
Electric Utilities	—	1,907,967	—	1,907,967
Financial Services	—	1,011,068	—	1,011,068

Total Bank Loans	—	3,929,108	—	3,929,108

Collateralized Mortgage Obligations
Private Mortgage-Backed Securities	—	142,315,815	—	142,315,815
U.S. Government Agency Obligations	—	29,505,713	—	29,505,713

Total Collateralized Mortgage Obligations	—	171,821,528	—	171,821,528

Corporate Bonds
Airlines	—	5,392,898	—	5,392,898
Banking	—	9,676,390	—	9,676,390
Coal	—	661,375	—	661,375
Commercial Services	—	3,025,750	—	3,025,750
Communications	—	1,085,000	—	1,085,000
Electric Utilities	—	12,517,824	—	12,517,824
Financial Services	—	2,409,587	—	2,409,587
Healthcare Providers	—	4,230,244	—	4,230,244
Oil & Gas	—	4,153,325	—	4,153,325
Radio Telephone Communications	—	620,750	—	620,750
Real Estate	—	4,827,274	—	4,827,274
Telephone Systems	—	526,312	—	526,312

Total Corporate Bonds	—	49,126,729	—	49,126,729

Municipal Bonds	—	2,210,314	—	2,210,314

Total Fixed Income Securities	$—	$259,215,529	$—	$259,215,529

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Continued)

Note 1 — Significant Accounting Policies (Continued)

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Convertible Securities
Convertible Corporate Bonds
Banking	$—	$1,588,600	$—	$1,588,600
Building Materials	—	49,388	—	49,388
Communications	—	1,200,947	—	1,200,947
Electric Utilities	—	43,031	—	43,031
Electronics	—	814,307	—	814,307
Financial Services	—	962,402	—	962,402
Healthcare Providers	—	325,642	—	325,642
Insurance	—	1,644,049	—	1,644,049
Metals	—	234,080	—	234,080
Oil & Gas	—	859,690	—	859,690
Retailers	—	149,975	—	149,975

Total Convertible Corporate Bonds	—	7,872,111	—	7,872,111

Convertible Preferred Stocks
Beverages, Food & Tobacco	229,097	—	—	229,097
Electric Utilities	808,500	—	—	808,500
Oil & Gas	758,500	—	—	758,500

Total Convertible Preferred Stocks	1,796,097	—	—	1,796,097

Total Convertible Securities	1,796,097	7,872,111	—	9,668,208

Common Stock
Aerospace & Defense	1,775,094	—	—	1,775,094
Apparel Retailers	673,056	—	—	673,056
Automotive	298,162	—	—	298,162
Banking	2,415,019	—	—	2,415,019
Beverages, Food & Tobacco	945,300	—	—	945,300
Building Materials	992,198	—	—	992,198
Chemicals	987,624	—	—	987,624
Commercial Services	427,692	—	—	427,692
Communications	657,575	—	—	657,575
Computers & Information	1,134,632	—	—	1,134,632
Electric Utilities	665,630	—	—	665,630
Electronics	2,376,283	—	—	2,376,283
Entertainment & Leisure	660,105	—	—	660,105
Financial Services	2,169,674	—	—	2,169,674
Forest Products & Paper	2,736,436	—	—	2,736,436
Healthcare Providers	362,598	—	—	362,598
Heavy Construction	675,938	—	—	675,938
Heavy Machinery	954,739	—	—	954,739
Industrial-Diversified	1,652,451	—	—	1,652,451
Insurance	1,769,945	—	—	1,769,945
Media-Broadcasting & Publishing	1,045,537	—	—	1,045,537
Medical Supplies	362,608	—	—	362,608
Metals	1,271,160	—	—	1,271,160

TCW Strategic Income Fund, Inc.

December 31, 2010

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Oil & Gas	$3,983,476	$—	$—	$3,983,476
Pharmaceuticals	1,489,136	—	—	1,489,136
Prepackaged Software	805,522	—	—	805,522
Retailers	733,941	—	—	733,941
Telephone Communications, exc. Radio	1,390,572	—	—	1,390,572
Telephone Systems	864,280	—	—	864,280

Total Common Stock	36,276,383	—	—	36,276,383

Total Equity Securities	36,276,383	—	—	36,276,383

Short-Term Investments	—	1,040,759	—	1,040,759

Total Investments	$38,072,480	$268,128,399	$—	$306,200,879

The Fund did not have any transfers in and out of Level 1 and Level 2 of the fair value hierarchy during the year ended December 31, 2010.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of 12/31/09	Accrued Discounts (Premiums)	Realized Gain/Loss and Change in Unrealized Appreciation/ (Depreciation)	Net Purchases (Sales)	Transfers into Level 3 *	Transfers out of Level 3 *	Balance as of 12/31/10	Net Change in Unrealized Appreciation/ (Depreciation) from Investments Still Held as of 12/31/10
Fixed Income Securities
Asset Backed Securities	$2,024	$0	$(2,024)	$0	$0	$0	$0	$0
Collateralized Debt Obligations	6,772,061	0	5,140,789	(11,912,850)	0	0	0	0

Total	$6,774,085	$0	$5,138,765	$(11,912,850)	$0	$0	$0	$0

*	The Fund recognizes transfers in and transfers out at the beginning of the period.

Security Transactions and Related Investment Income:    Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date, while interest income is recorded on the accrual basis. Discounts, including original issue discounts, and premiums on securities purchased are amortized using a constant yield-to-maturity method. Realized gains and losses on investments are recorded on the basis of specific identified cost.

Distributions:    Distributions to shareholders are recorded on ex-dividend date. The Fund declares and pays, or reinvests, dividends quarterly based on the managed distribution plan adopted by the Fund’s Board of Directors. Under the Plan, the Fund will distribute a cash dividend equal to 7% of the Fund’s net asset value on an annualized basis. The distribution will be based on the Fund’s net asset value from the

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Continued)

Note 1 — Significant Accounting Policies (Continued)

previous calendar year-end. The source for the dividend comes from net investment income and net realized capital gains measured on a fiscal year basis. Any portion of the distribution that exceeds income and capital gains will be treated as a return of capital. Under certain conditions, federal tax regulations cause some or all of the return of capital to be taxed as ordinary income. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences may be primarily due to differing treatments for market discount and premium, losses recognized for defaults or write-off on structured debt, losses deferred due to wash sales and spillover distributions. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in-capital and may affect net investment income per share.

Repurchase Agreements:    The Fund may invest in repurchase agreements secured by U.S. Government Securities. A repurchase agreement arises when the Fund purchases a security and simultaneously agrees to resell it to the seller at an agreed upon future date. The Fund requires the seller to maintain the value of the securities, marked to market daily, at not less than the repurchase price. If the seller defaults on its repurchase obligation, the Fund could suffer delays, collection expenses and losses to the extent that the proceeds from the sale of the collateral are less than the repurchase price.

Note 2 — Federal Income Taxes:

It is the policy of the Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required.

At December 31, 2010, the Fund had a total loss carryforward for federal income tax purposes of $54,763,455. The expiration of this amount is set forth in the table below:

Expiring In
2011	2016	2017	2018
$ 10,749,289	$ 18,803,557	$ 2,077,258	$ 23,133,351

For the year ended December 31, 2010, the Fund distributed, on a tax basis, $29,375,358 of ordinary income. For the previous year ended December 31, 2009, the Fund distributed, on a tax basis, $24,471,531 of ordinary income.

At December 31, 2010, net unrealized appreciation for federal income tax purposes is comprised of the following components:

Appreciated securities	$41,917,500
Depreciated securities	(15,769,797)

Net unrealized appreciation	$26,147,703

Cost of securities for federal income tax purposes	$280,053,176

At December 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$3,312,801

TCW Strategic Income Fund, Inc.

December 31, 2010

The following reclassifications have been made for the permanent differences between book and tax accounting as of December 31, 2010:

Increase (Decrease)
Undistributed/accumulated net investment income (loss)	$(7,594,526)
Undistributed/accumulated net realized gain (loss)	$17,762,644
Paid-in capital	$(10,168,118)

The Fund did not have any unrecognized tax benefits at December 31, 2010, nor were there any increases or decreases in unrecognized tax benefits for the period then ended; and therefore no interest or penalties were accrued. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three and four fiscal years, respectively.

Note 3 — Investment Advisory and Service Fees:

As compensation for the services rendered, facilities provided, and expenses borne, the Advisor is paid a monthly fee by the Fund computed at the annual rate of 0.75% of the first $100 million of the Fund’s average managed assets and 0.50% of the Fund’s average managed assets in excess of $100 million.

In addition to the management fees, the Fund reimburses, with approval by the Fund’s Board of Directors, a portion of the Advisor’s costs associated in support of the Fund’s Rule 38a-1 compliance obligations, which is included in the Statement of Operations.

Note 4 — Purchases and Sales of Securities:

For the year ended December 31, 2010, purchases and sales or maturities of investment securities (excluding short-term investments) aggregated $136,649,030 and $80,934,431 respectively, for non-U.S. Government Securities and aggregated $5,068,791 and $63,371,112, respectively, for U.S. Government Securities.

Note 5 — Security Lending:

The Fund can lend securities to brokers. The brokers must provide collateral, which must be maintained at not less than 100% of the value of the loaned securities, to secure the obligation. The Fund receives income, net of broker fees, by investing the collateral. The Fund did not lend securities any time during the year ended December 31, 2010.

Note 6 — Directors’ Fees:

Directors who are not affiliated with the Advisor received, as a group, fees and expenses of $119,207 from the Fund for the year ended December 31, 2010. Certain Officers and/or Directors of the Fund are also Officers and/or Directors of the Advisor.

Note 7 — Restricted Securities:

The Fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. There were no restricted securities (excluding Rule 144A issues) at December 31, 2010.

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Continued)

Note 8 — Loan Outstanding:

The Fund is permitted to have borrowings for investment purposes. The Fund has entered into a line of credit agreement with The Bank of New York Mellon which permits the Fund to borrow up to $70 million at a rate, per annum, equal to the Federal Funds Rate plus 1.25%. The average daily loan balance during the period for which loans were outstanding amounted to $34,552,112, and the weighted average interest rate was 1.47%. Interest expense on the line of credit was $508,809 for the year ended December 31, 2010. The maximum outstanding loan balance during the year ended December 31, 2010 was $58,600,000.

Note 9 — Indemnifications:

Under the Fund’s organizational documents, its Officers and Directors may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote. The Fund has not accrued any liability in connection with such indemnification.

Note 10 — Recently Issued Pronouncements

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2010-06, “Improving Disclosures About Fair Value Measurements”. The ASU requires enhanced disclosures about purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The disclosure will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact that adoption of this ASU will have on the Fund’s financial statement disclosures.

On December 22, 2010, the U.S. government passed the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”). The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. One of the provisions allows a RIC to carry forward capital losses indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

TCW Strategic Income Fund, Inc.

Financial Highlights

	Year Ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value Per Share, Beginning of Year	$4.77	$3.64	$4.27	$5.60	$5.35

Income from Operations:
Net Investment Income (1)	0.90	0.78	0.52	0.38	0.30
Net Realized and Unrealized Gain (Loss) on Investments	0.47	0.86	(0.77)	(1.28)	0.33

Total from Investment Operations	1.37	1.64	(0.25)	(0.90)	0.63

Less Distributions:
Distributions from Net Investment Income	(0.62)	(0.51)	(0.38)	(0.43)	(0.38)

Net Asset Value Per Share, End of Year	$5.52	$4.77	$3.64	$4.27	$5.60

Market Value Per Share, End of Year	$5.22	$4.37	$3.07	$3.67	$5.11

Total Investment Return (2)	34.54%	60.97%	(6.32)%	(20.70)%	17.50%
Net Asset Value Total Return(3)	29.53%	46.61%	(6.03)%	(16.54)%	12.16%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$262,582	$227,310	$173,408	$203,302	$266,518
Ratio of Expenses Before Interest Expense to Average Net Assets	1.00%	1.12%	1.10%	0.86%	1.00%
Ratio of Interest Expense to Average Net Assets	0.19%	0.34%	0.65%	0.32%	0.55%
Ratio of Total Expenses to Average Net Assets	1.19%	1.47%	1.75%	1.18%	1.55%
Ratio of Net Investment Income to Average Net Assets	16.67%	18.62%	12.89%	7.60%	5.52%
Portfolio Turnover Rate	49.30%	30.31%	42.44%	74.98%	174.33%

(1)	Computed using average shares outstanding throughout the year.
(2)	Based on market price per share, adjusted for reinvestment of distributions.
(3)	Based on net asset value per share, adjusted for reinvestment of distributions.

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of

Directors of TCW Strategic Income Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of TCW Strategic Income Fund, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2010, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of TCW Strategic Income Fund, Inc. as of December 31, 2010, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Los Angeles, California

February 11, 2011

TCW Strategic Income Fund, Inc.

Voting Information (Unaudited)

Report of Annual Meeting of Shareholders

The Annual Meeting of Shareholders of the Fund was held on September 14, 2010. At the meeting, the following matter was submitted to a shareholder vote: (i) the election of Charles W. Baldiswieler, Samuel P. Bell, Richard W. Call, David S. DeVito, Matthew K. Fong, John A. Gavin, Patrick C. Haden, Janet E. Kerr, Peter McMillan and Charles A. Parker as Directors to serve until their successors are elected and qualify (each nominee was elected with Mr. Baldiswieler receiving 38,335,109 affirmative votes and 1,464,197 votes withheld, Mr. Bell receiving 38,695,819 affirmative votes and 1,103,487 votes withheld, Mr. Call receiving 38,765,925 affirmative votes and 1,033,381 votes withheld, Mr. DeVito receiving 38,239,609 affirmative votes and 1,559,697 votes withheld, Mr. Fong receiving 38,848,422 affirmative votes and 950,884 votes withheld, Mr. Gavin receiving 38,785,507 affirmative votes and 1,013,799 votes withheld, Mr. Haden receiving 38,994,230 affirmative votes and 985,076 votes withheld, Ms. Kerr receiving 38,766,498 affirmative votes and 1,032,808 votes withheld, Mr. McMillan receiving 38,753,227 affirmative votes and 1,046,079 votes withheld and Mr. Parker receiving 38,780,296 affirmative votes and 1,019,010 votes withheld). 47,609,979 shares were outstanding on the record date of the meeting and 39,799,306 shares with respect to proposal (i) entitled to vote were present in person or proxy at the meeting.

TCW Strategic Income Fund, Inc.

Supplemental Information (Unaudited)

Proxy Voting Guidelines

The policies and procedures that the Fund uses to determine how to vote proxies are available without charge. The Board of Directors of the Fund has delegated the Fund’s proxy voting authority to the Advisor.

Disclosure of Proxy Voting Guidelines

The proxy voting guidelines of the Advisor are available:

1.	By calling 1-(877) 829-4768 to obtain a hard copy; or
2.	By going to the SEC website at http://www.sec.gov.

When the Fund receives a request for a description of the Advisor’s proxy voting guidelines, it will be sent out via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Advisor, on behalf of the Fund, must prepare and file Form N-PX with the SEC not later than August 31 of each year, which must include the Fund’s proxy voting record for the most recent twelve-month period ended June 30 of that year. The Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available:

1.	By calling 1-(877) 829-4768 to obtain a hard copy; or
2.	By going to the SEC website at http://www.sec.gov.

When the Fund receives a request for the Fund’s proxy voting record, it will send the information disclosed in the Fund’s most recently filed report on Form N-PX via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request. The Fund also discloses its proxy voting record on its website as soon as is reasonably practicable after its report on Form N-PX is filed with the SEC.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. The Form N-Q is available by calling 1-(877) 829-4768 to obtain a hard copy. You may also obtain the Fund’s Form N-Q:

1.	By going to the SEC website at http://www.sec.gov.; or
2.	By visiting the SEC’s Public Reference Room in Washington, D.C. and photocopying it (Phone 1-800-SEC-0330 for information on the operation of the SEC’s Public Reference Room).

Corporate Governance Listing Standards

In accordance with Section 303A.12 (a) of the New York Stock Exchange Listed Company Manual, the Fund’s Annual CEO Certification certifying compliance with NYSE’s Corporate Governance Listing Standards was submitted to the Exchange on October 14, 2010.

TCW Strategic Income Fund, Inc.

Tax Information Notice (Unaudited)

Under Section 854(b)(2) of the Code, the Fund hereby designates the following maximum amount of $908,542 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2010.

The dividend received deduction percentage for the Fund’s corporate shareholders was 2.95% for the fiscal year ended December 31, 2010.

This information is given to meet certain requirements of the Code and should not be used by shareholders for preparing their income tax returns. In January 2011, shareholders will receive Form 1099-DIV which will show the actual distribution received and include their share of qualified dividends during the calendar year of 2010. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual tax returns.

TCW Strategic Income Fund, Inc.

Privacy Policy

What You Should Know

At TCW, we recognize the importance of keeping information about you secure and confidential. We do not sell or share your nonpublic personal and financial information with marketers or others outside our affiliated group of companies.

We carefully manage information among our affiliated group of companies to safeguard your privacy and to provide you with consistently excellent service.

We are providing this notice to you to comply with the requirements of Regulation S-P, “Privacy of Consumer Financial Information,” issued by the United States Securities and Exchange Commission.

Our Privacy Policy

We, The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Strategic Income Fund, Inc. and the Metropolitan West Funds (collectively, “TCW”) are committed to protecting the nonpublic personal and financial information of our customers and consumers who obtain or seek to obtain financial products or services primarily for personal, family or household purposes. We fulfill our commitment by establishing and implementing policies and systems to protect the security and confidentiality of this information.

In our offices, we limit access to nonpublic personal and financial information about you to those TCW personnel who need to know the information in order to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal and financial information.

Categories of Information We Collect

We may collect the following types of nonpublic personal and financial information about you from the following sources:

•

Your name, address and identifying numbers, and other personal and financial information, from you and from identification cards and papers you submit to us, on applications, subscription agreements or other forms or communications.

•

Information about your account balances and financial transactions with us, our affiliated entities, or nonaffiliated third parties, from our internal sources, from affiliated entities and from nonaffiliated third parties.

•

Information about your account balances and financial transactions and other personal and financial information, from consumer credit reporting agencies or other nonaffiliated third parties, to verify information received from you or others.

Categories of Information We Disclose to Nonaffiliated Third Parties

•

We may disclose your name, address and account and other identifying numbers, as well as information about your pending or past transactions and other personal financial information, to nonaffiliated third parties, for our everyday business purposes such as necessary to execute, process, service and confirm your securities transactions and mutual fund transactions, to administer and service your account and commingled investment vehicles in which you are invested, to market our products and services through joint marketing arrangements or to respond to court orders and legal investigations.

TCW Strategic Income Fund, Inc.

Privacy Policy (Continued)

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We may disclose nonpublic personal and financial information concerning you to law enforcement agencies, federal regulatory agencies, self-regulatory organizations or other nonaffiliated third parties, if required or requested to do so by a court order, judicial subpoena or regulatory inquiry.

We do not otherwise disclose your nonpublic personal and financial information to nonaffiliated third parties, except where we believe in good faith that disclosure is required or permitted by law. Because we do not disclose your nonpublic personal and financial information to nonaffiliated third parties, our Customer Privacy Policy does not contain opt-out provisions.

Categories of Information We Disclose to Our Affiliated Entities

•

We may disclose your name, address and account and other identifying numbers, account balances, information about your pending or past transactions and other personal financial information to our affiliated entities for any purpose.

•

We regularly disclose your name, address and account and other identifying numbers, account balances and information about your pending or past transactions to our affiliates to execute, process and confirm securities transactions or mutual fund transactions for you, to administer and service your account and commingled investment vehicles in which you are invested, or to market our products and services to you.

Information About Former Customers

We do not disclose nonpublic personal and financial information about former customers to nonaffiliated third parties unless required or requested to do so by a court order, judicial subpoena or regulatory inquiry, or otherwise where we believe in good faith that disclosure is required or permitted by law.

Reminder About TCW’s Financial Products

Financial products offered by The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Strategic Income Fund, Inc. and the Metropolitan West Funds:

•	Are not guaranteed by a bank;

•	Are not obligations of The TCW Group, Inc. or of its subsidiaries;

•	Are not insured by the Federal Deposit Insurance Corporation; and

•	Are subject to investment risks, including possible loss of the principal amount committed or invested, and earnings thereon.

Questions

Should you have any questions about our Customer Privacy Policy, please contact us by email or by regular mail at the address set out at:

TCW Strategic Income Fund, Inc.

attention: Privacy Officer

865 South Figueroa Street, Suite 1800

Los Angeles, California 90017

email: privacy@TCW.com

TCW Strategic Income Fund, Inc.

Dividend Reinvestment Plan

Shareholders who wish to add to their investment may do so by making an election to participate in the Dividend Reinvestment Plan (the “Plan”). Under the Plan, your dividend is used to purchase shares on the open market whenever shares, including the related sales commission, are selling below the Fund’s net assets value per share. You will be charged a pro-rata portion of brokerage commissions on open-market purchases under the Plan. If the market price, including commission, is selling above the net asset value, you will receive shares at a price equal to the higher of the net asset value per share on the payment date or 95% of the closing market price on the payment date. Generally, for tax purposes, shareholders participating in the Plan will be treated as having received a distribution from the Fund in cash equal to the value of the shares purchased from them under the Plan.

To enroll in the plan, if your shares are registered in your name, write to the BNY Mellon Shareowner Services (“BNY”), P.O. Box #358035, Pittsburgh, PA 15252-8035, or call toll free at (866) 227-8179. If your shares are held by a brokerage firm, please call your broker. If you participate in the Plan through a broker, you may not be able to transfer your shares to another broker and continue to participate in the Plan if your new broker does not permit such participation. If you no longer want to participate in the Plan, please contact the BNY or your broker. You may elect to continue to hold shares previously purchased on you behalf or to sell your shares and receive the proceeds, net of any brokerage commissions. If you need additional information or assistance, please call our investor relations department at (877) 829-4768 or visit our website at www.tcw.com. As always, we would be pleased to accommodate your investment needs.

TCW Strategic Income Fund, Inc.

Directors and Officers

A board of nine directors is responsible for overseeing the operations of the TCW Strategic Income Fund, Inc. (the “Fund”). The directors of the Fund, and their business addresses and their principal occupations for the last five years are set forth below.

Name, Address, Age and Position with Fund (1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships held by Director
Charles W. Baldiswieler (52) (2) President and Chief Executive Officer	Mr. Baldiswieler has served as a director of the Fund since March 2009.	Group Managing Director, Advisor, TCW Asset Management Company and Trust Company of the West.	TCW Funds, Inc. (mutual funds).
Samuel P. Bell (74)	Mr. Bell has served as a director of the Fund since October 2002.	Private Investor. Former President, Los Angeles Business Advisors (not-for-profit business organization).	Point 360 (post production services), Broadway National Bank (banking), TCW Funds, Inc. (mutual funds).
David S. DeVito (48) (2) Treasurer and Chief Financial Officer	Mr. DeVito has served as a director of the Fund since January 2008.	Executive Vice President and Chief Administrative Officer, the Advisor, The TCW Group, Inc., Trust Company of the West and TCW Asset Management Company; Treasurer and Chief Financial Officer, TCW Funds, Inc.	None.
Matthew K. Fong (57)	Mr. Fong has served as a director of the Fund since April 1999.	President, Strategic Advisory Group (consulting firm). Of counsel, Sheppard, Mullin, Richter & Hampton (law firm) since 1999.	Seismic Warning Systems, Inc., PGP LLP (private equity fund), and TCW Funds, Inc. (mutual funds).
John A. Gavin (79)	Mr. Gavin has served as a director of the Fund since May 2001.	Founder and Chairman of Gamma Holdings (international capital consulting firm).	Causeway Capital Management Trust (mutual funds), TCW Funds, Inc. (mutual funds), Hotchkis and Wiley Funds (mutual funds).
Patrick C. Haden (57) Chairman	Mr. Haden has served as a director of the Fund since May 2001.	Athletic director, University of Southern California. Prior to August, 2010, General Partner, Riordan, Lewis & Haden (private equity firm).	Tetra Tech, Inc. (environmental consulting), Metropolitan West Funds (mutual funds), and TCW Funds, Inc. (mutual funds).
Janet E. Kerr (55)	Ms. Kerr has served as a director of the Fund since August 2010.	Professor of Law and Executive Director, Geoffrey H. Palmer Center for Entrepreneurship and the Law, Pepperdine University School of Law.	La-Z-Boy Furniture Incorporated (residential furniture producer) and TCW Funds, Inc. (mutual funds).
Peter McMillan (52)	Mr. McMillan has served as a director of the Fund since August 2010.	Co-founder and Managing Partner, Willowbrook Capital Group, LLC (investment advisory firm) and Co-founder and Executive Vice President, KBS Capital Advisors (a manager of real estate investment trusts).	KBS Real Estate Investment Trust I and KBS Real Estate Investment Trust II (real estate investments), Steinway Musical Instruments, Inc. (musical instruments manufacturing), Metropolitan West Funds (mutual funds) and TCW Funds, Inc. (mutual funds).

TCW Strategic Income Fund, Inc.

Directors and Officers (Continued)

Name, Address, Age and Position with Fund (1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships held by Director
Charles A. Parker (76)	Mr. Parker has served as a director of the Fund since May 1988.	Private Investor.	Horace Mann Educators Corp. (insurance corporation), Burridge Center for Research in Security Prices (University of Colorado), and TCW Funds, Inc. (mutual funds).

(1)	The address of each Independent Director is c/o Bingham McCutchen LLP, Counsel to the Independent Directors, 355 South Grand Avenue, Los Angeles, CA 90071
(2)	The address for the Interested Director is 865 South Figueroa Street, Los Angeles, CA 90017

The officers of the Fund who are not directors of the Fund are:

Name and Address	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years (2)
Thomas D. Lyon (51)*	Senior Vice President	Managing Director, the Advisor, TCW Asset Management Company and Trust Company of the West.
Hilary G.D. Lord (54)*	Senior Vice President and Chief Compliance Officer	Managing Director and Chief Compliance Officer, the Advisor, The TCW Group, Inc., Trust Company of the West and TCW Asset Management Company; Senior Vice President and Chief Compliance Officer, TCW Funds, Inc.
Philip K. Holl (61)*	Secretary and Associate General Counsel	Senior Vice President and Associate General Counsel, the Advisor, Trust Company of the West and TCW Asset Management Company; Secretary and Associate General Counsel, TCW Funds, Inc.
Michael E. Cahill (59)*	Senior Vice President, General Counsel and Assistant Secretary	Executive Vice President, General Counsel and Secretary, the Advisor, The TCW Group, Inc., Trust Company of the West and TCW Asset Management Company; General Counsel, TCW Funds, Inc.
Peter A. Brown (55)*	Senior Vice President	Managing Director, the Advisor, The TCW Group, Inc., Trust Company of the West and TCW Asset Management Company.
George N. Winn (42)*	Assistant Treasurer	Senior Vice President of Trust Company of the West, TCW Asset Management Company and the Advisor, Assistant Treasurer, TCW Funds, Inc.

(2)	Positions with The TCW Group, Inc. and its affiliates may have changed over time.
*	Address is 865 South Figueroa Street, Los Angeles, California 90017

TCW Insight that works for you.™

TCW Strategic Income Fund, Inc.

865 South Figueroa Street
Los Angeles, California 90017

866 227 8179

www.tcw.com

Investment Advisor
TCW Investment Management Company
865 South Figueroa Street
Los Angeles, California 90017

Transfer Agent, Dividend Reinvestment and Disbursement Agent and Registrar
BNY Mellon Shareowner Services
P.O. Box #35835
Pittsburgh, Pennsylvania 15252

Independent Registered Public Accounting Firm
Deloitte & Touche, LLP
350 South Grand Avenue
Los Angeles, California 90071

Custodian & Administrator
State Street Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116

Legal Counsel
Dechert LLP
1775 Eye Street N.W.
Washington, D.C. 20006

Directors
Charles W. Baldiswieler
Director, President, and Chief Executive Officer

Samuel P. Bell
Director

David S. DeVito
Director, Treasurer and Chief Financial Officer

Matthew K. Fong
Director

John A. Gavin
Director

Patrick C. Haden
Chairman

Janet E. Kerr
Director

Peter McMillan
Director

Charles A. Parker
Director

Officers
Thomas D. Lyon
Senior Vice President

Hilary G.D. Lord
Senior Vice President,
Chief Compliance Officer

Philip K. Holl
Secretary and Associate General Counsel

Michael E. Cahill
Senior Vice President, General Counsel
and Assistant Secretary

Peter A. Brown
Senior Vice President

George N. Winn
Assistant Treasurer

TSIart9445 1/3/11

Item 2.	Code of Ethics. The registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer or persons performing similar functions. The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, please contact the registrant at (877) 829-4768.

Item 3.	Audit Committee Financial Expert. The registrant has two audit committee financial experts, Samuel P. Bell and Charles A. Parker, who are independent of management, serving on its audit committee.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees Paid by Registrant

2010	2009
$75,000	$75,000

(b)	Audit-Related Fees Paid by Registrant

2010	2009
0	0

(c)	Tax Fees Paid by Registrant

2010	2009
$5,000	$4,500

Fees were for the preparation and filing of the registrant’s corporate returns.

(d)	All Other Fees Paid by Registrant

2010	2009
0	$3,500

(e)	(1) The registrant’s audit committee approves each specific service the auditor will perform for the registrant. Accordingly, the audit committee has not established pre-approval policies or procedures for services that the auditor may perform for the registrant.

(e)	(2) None

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(f)	Not applicable.

(g)	No non-audit fees except as disclosed in Item 4(c) above were billed by the registrant’s accountant for services rendered to the registrant, or rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h)	Not applicable.

Item 5.	Audit of Committee of Listed Registrants.

(a)	The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The registrant’s audit committee members, consisting solely of independent directors are:

Samuel P. Bell

Matthew K. Fong

John A. Gavin

Patrick C. Haden

Janet E. Kerr

Peter McMillan

Charles A. Parker

Item 6.	Schedule of Investments. Not Applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Proxy Voting Guidelines and Procedures

Introduction

Certain affiliates of The TCW Group, Inc. (these affiliates are collectively referred to as “TCW”) act as investment advisors for a variety of clients, including mutual funds. If TCW has responsibility for voting proxies in connection with these investment advisory duties, or has the responsibility to specify to an agent of the client how to vote the proxies, TCW exercises such voting responsibilities for its clients through the corporate proxy voting process. TCW believes that the right to vote proxies is a significant asset of its clients’ holdings. In order to provide a basis for making decisions in the voting of proxies for its clients, TCW has established a proxy voting committee (the “Proxy Committee”) and adopted these proxy voting guidelines and procedures (the “Guidelines”). The Proxy Committee generally meets quarterly (or at such other frequency as determined by the Proxy Committee), and its duties include establishing proxy

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voting guidelines and procedures, overseeing the internal proxy voting process, and reviewing proxy voting issues. The members of the Proxy Committee include TCW personnel from the investment, compliance, legal and marketing departments. TCW also uses outside proxy voting services (each an “Outside Service”) to help manage the proxy voting process. An Outside Service facilitates TCW’s voting according to the Guidelines (or, if applicable, according to guidelines submitted by TCW’s clients) and helps maintain TCW’s proxy voting records. All proxy voting and record keeping by TCW is, of course, dependent on the timely provision of proxy ballots by custodians, clients and other third parties. Under specified circumstances described below involving potential conflicts of interest, an Outside Service may also be requested to help decide certain proxy votes. In certain limited circumstances, particularly in the area of structured financing, TCW may enter into voting agreements or other contractual obligations that govern the voting of shares. In the event of a conflict between any such contractual requirements and the Guidelines, TCW will vote in accordance with its contractual obligations.

Philosophy

The Guidelines provide a basis for making decisions in the voting of proxies for clients of TCW. When voting proxies, TCW’s utmost concern is that all decisions be made solely in the interests of the client and with the goal of maximizing the value of the client’s investments. With this goal in mind, the Guidelines cover various categories of voting decisions and generally specify whether TCW will vote for or against a particular type of proposal. TCW’s underlying philosophy, however, is that its portfolio managers, who are primarily responsible for evaluating the individual holdings of TCW’s clients, are best able to determine how to further client interests and goals. The portfolio managers may, in their discretion, take into account the recommendations of TCW management, the Proxy Committee, and an Outside Service.

Overrides and Conflict Resolution

Individual portfolio managers, in the exercise of their best judgment and discretion, may from time to time override the Guidelines and vote proxies in a manner that they believe will enhance the economic value of clients’ assets, keeping in mind the best interests of the beneficial owners. A portfolio manager choosing to override the Guidelines must deliver a written rationale for each such decision to TCW’s Proxy Specialist (the “Proxy Specialist”), who will maintain such documentation in TCW’s proxy voting records and deliver a quarterly report to the Proxy Committee of all votes cast other than in accordance with the Guidelines. If the Proxy Specialist believes there is a question regarding a portfolio manager’s vote, she will obtain the approval of TCW’s Director of Research (the “Director of Research”) for the vote before submitting it. The Director of Research will review the portfolio manager’s vote and make a determination. If the Director of Research believes it appropriate, she may elect to convene the Proxy Committee.

It is unlikely that serious conflicts of interest will arise in the context of TCW’s proxy voting, because TCW does not engage in investment banking or the managing or advising of public companies. In the event a potential conflict of interest arises in the context of voting proxies for TCW’s clients, the primary means by which TCW will avoid a conflict is by casting such votes solely in the interests of its clients and in the interests of maximizing the value of their portfolio holdings. In this regard, if a potential conflict of interest arises, but the proxy vote to be decided is predetermined hereunder to be cast either in favor or against, then TCW will vote accordingly.

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On the other hand, if a potential conflict of interest arises, and there is no predetermined vote, or the Guidelines themselves refer such vote to the portfolio manager for decisions, or the portfolio manager would like to override a predetermined vote, then TCW will undertake the following analysis.

First, if a potential conflict of interest is identified because the issuer soliciting proxy votes is itself a client of TCW’s (or because an affiliate of such issuer, such as a pension or profit sharing plan sponsored by such issuer, is a client of TCW’s), then the Proxy Specialist will determine whether such relationship may be deemed not to be material to TCW. A relationship will be deemed not to be material, and no further conflict analysis will be required, if the assets managed for that client by TCW represent, in the aggregate, 0.25% (25 basis points) or less of TCW’s total assets under management. On the other hand, if the assets managed for that client by TCW exceed in the aggregate, 0.25% (25 basis points) of TCW’s total assets under management, then the Proxy Committee will investigate whether the relationship should be deemed to be material under the particular facts and circumstances. If the relationship is deemed not to be material, then no further conflict analysis will be required. If a material conflict is deemed to have arisen, then TCW will refrain completely from exercising its discretion with respect to voting the proxy with respect to such vote and will, instead, refer that vote to an Outside Service for its independent consideration as to how the vote should be cast.

Second, a potential conflict of interest may arise because an employee of TCW sits on the Board of a public company. The Proxy Specialist is on the distribution list for an internal chart that shows any Board seats in public companies held by TCW personnel. If the Proxy Specialist confirms that such Board member is not the portfolio manager and, that the portfolio manager has not spoken with such Board member, then such conflict of interest will not be deemed to be material and no further conflict analysis will be required. If, on the other hand, either the particular Board member is the portfolio manager or there has been communication concerning such proxy vote between the portfolio manager and the particular Board member, then the Proxy Specialist will provide the Proxy Committee with the facts and vote rationale so that it can determine and vote the securities. The vote by the Proxy Committee will be documented.

Third, a potential conflict of interest may arise if the issuer is an affiliate of TCW. It is currently not anticipated that this would be the case, but if this were to arise TCW will refrain completely from exercising its discretion with respect to voting the proxy with respect to such a vote and will, instead, refer that vote to an Outside Service for its independent consideration as to how the vote should be cast.

Finally, if any other portfolio manager conflict is identified with respect to a given proxy vote, the Proxy Committee will remove such vote from the conflicted portfolio manager and will itself consider and cast the vote.

Proxy Voting Information and Recordkeeping

Upon request, TCW provides proxy voting records to its clients. These records state how votes were cast on behalf of client accounts, whether a particular matter was proposed by the company or a shareholder, and whether or not TCW voted in line with management recommendations.

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TCW is prepared to explain to clients the rationale for votes cast on behalf of client accounts. To obtain proxy voting records, a client should contact the Proxy Specialist.

TCW or an Outside Service will keep records of the following items: (i) these Proxy Voting Guidelines and any other proxy voting procedures; (ii) proxy statements received regarding client securities (unless such statements are available on the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iii) records of votes cast on behalf of clients (if maintained by an Outside Service, that Outside Service will provide copies of those records promptly upon request); (iv) records of written requests for proxy voting information and TCW’s response (whether a client’s request was oral or in writing); and (v) any documents prepared by TCW that were material to making a decision how to vote, or that memorialized the basis for the decision. Additionally, TCW or an Outside Service will maintain any documentation related to an identified material conflict of interest.

TCW or an Outside Service will maintain these records in an easily accessible place for at least five years from the end of the fiscal year during which the last entry was made on such record. For the first two years, TCW or an Outside Service will store such records at its principal office.

International Proxy Voting

While TCW utilizes these Proxy Voting Guidelines for both international and domestic portfolios and clients, there are some significant differences between voting U.S. company proxies and voting non-U.S. company proxies. For U.S. companies, it is relatively easy to vote proxies, as the proxies are automatically received and may be voted by mail or electronically. In most cases, the officers of a U.S. company soliciting a proxy act as proxies for the company’s shareholders.

For proxies of non-U.S. companies, however, it is typically both difficult and costly to vote proxies. The major difficulties and costs may include: (i) appointing a proxy; (ii) knowing when a meeting is taking place; (iii) obtaining relevant information about proxies, voting procedures for foreign shareholders, and restrictions on trading securities that are subject to proxy votes; (iv) arranging for a proxy to vote; and (v) evaluating the cost of voting. Furthermore, the operational hurdles to voting proxies vary by country. As a result, TCW considers whether or not to vote an international proxy based on the particular facts and curcumstances. However, when TCW believes that an issue to be voted is likely to affect the economic value of the portfolio securities, that its vote may influence the ultimate outcome of the contest, and that the benefits of voting the proxy exceed the expected costs, TCW will make every reasonable effort to vote such proxies.

Guidelines

The proxy voting decisions set forth below refer to proposals by company management except for the categories of “Shareholder Proposals” and “Social Issue Proposals.” The voting decisions in these latter two categories refer to proposals by outside shareholders.

Governance

•	For director nominees in uncontested elections

•	For management nominees in contested elections

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•	For ratifying auditors, except against if the previous auditor was dismissed because of a disagreement with the company or if the non-audit services exceed 51% of fees

•	For changing the company name

•	For approving other business

•	For adjourning the meeting

•	For technical amendments to the charter and/or bylaws

•	For approving financial statements

Capital Structure

•	For increasing authorized common stock

•	For decreasing authorized common stock

•	For amending authorized common stock

•	For the issuance of common stock, except against if the issued common stock has superior voting rights

•	For approving the issuance or exercise of stock warrants

•	For authorizing preferred stock, except against if the board has unlimited rights to set the terms and conditions of the shares

•	For increasing authorized preferred stock, except against if the board has unlimited rights to set the terms and conditions of the shares

•	For decreasing authorized preferred stock

•	For canceling a class or series of preferred stock

•	For amending preferred stock

•	For issuing or converting preferred stock, except against if the shares have voting rights superior to those of other shareholders

•	For eliminating preemptive rights

•	For creating or restoring preemptive rights

•	Against authorizing dual or multiple classes of common stock

•	For eliminating authorized dual or multiple classes of common stock

•	For amending authorized dual or multiple classes of common stock

•	For increasing authorized shares of one or more classes of dual or multiple classes of common stock, except against if it will allow the company to issue additional shares with superior voting rights

•	For a stock repurchase program

•	For a stock split

•	For a reverse stock split, except against if the company does not intend to proportionally reduce the number of authorized shares

Mergers and Restructuring

•	For merging with or acquiring another company

•	For recapitalization

•	For restructuring the company

•	For bankruptcy restructurings

•	For liquidations

•	For reincorporating in a different state

•	For a leveraged buyout of the company

•	For spinning off certain company operations or divisions

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•	For the sale of assets

•	Against eliminating cumulative voting

•	For adopting cumulative voting

Board of Directors

•	For limiting the liability of directors

•	For setting the board size

•	For allowing the directors to fill vacancies on the board without shareholder approval

•	Against giving the board the authority to set the size of the board as needed without shareholder approval

•	For a proposal regarding the removal of directors, except against if the proposal limits the removal of directors to cases where there is legal cause

•	For non-technical amendments to the company’s certificate of incorporation, except against if an amendment would have the effect of reducing shareholders’ rights

•	For non-technical amendments to the company’s by laws, except against if an amendment would have the effect of reducing shareholder’s rights

Anti-Takeover Provisions

•	Against a classified board

•	Against amending a classified board

•	For repealing a classified board

•	Against ratifying or adopting a shareholder rights plan (poison pill)

•	Against redeeming a shareholder rights plan (poison pill)

•	Against eliminating shareholders’ right to call a special meeting

•	Against limiting shareholders’ right to call a special meeting

•	For restoring shareholders’ right to call a special meeting

•	Against eliminating shareholders’ right to act by written consent

•	Against limiting shareholders’ right to act by written consent

•	For restoring shareholders’ right to act by written consent

•	Against establishing a supermajority vote provision to approve a merger or other business combination

•	For amending a supermajority vote provision to approve a merger or other business combination, except against if the amendment would increase the vote required to approve the transaction

•	For eliminating a supermajority vote provision to approve a merger or other business combination

•	Against adopting supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions

•	Against amending supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions

•	For eliminating supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions

•	Against expanding or clarifying the authority of the board of directors to consider factors other than the interests of shareholders in assessing a takeover bid

•	Against establishing a fair price provision

•	Against amending a fair price provision

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•	For repealing a fair price provision

•	For limiting the payment of greenmail

•	Against adopting advance notice requirements

•	For opting out of a state takeover statutory provision

•	Against opt into a state takeover statutory provision

Compensation

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For adopting a stock incentive plan for employees, except decide on a case-by-case basis if the plan dilution is more than 15% of outstanding common stock or if the potential dilution from all company plans, including the one proposed, is more than 20% of outstanding common stock

•

For amending a stock incentive plan for employees, except decide on a case-by-case basis if the minimum potential dilution from all company plans, including the one proposed, is more than 20% of outstanding common stock

•

For adding shares to a stock incentive plan for employees, except decide on a case-by-case basis if the plan dilution is more than 15% of outstanding common stock or if the potential dilution from all company plans, including the one proposed, is more than 20% of outstanding common stock

•	For limiting per-employee option awards

•	For extending the term of a stock incentive plan for employees

•	Refer on assuming stock incentive plans

•

For adopting a stock incentive plan for non-employee directors, except refer if the plan dilution is more than 5% of outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of outstanding common equity

•	For amending a stock incentive plan for non-employee directors, except refer if the minimum potential dilution from all plans, including the one proposed, is more than 10% of outstanding common equity

•

For adding shares to a stock incentive plan for non-employee directors, except refer if the plan dilution is more than 5% of outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•	For adopting an employee stock purchase plan, except against if the proposed plan allows employees to purchase stock at prices of less than 75% of the stock’s fair market value

•	For amending an employee stock purchase plan, except against if the proposal allows employees to purchase stock at prices of less than 75% of the stock’s fair market value

•	For adding shares to an employee stock purchase plan, except against if the proposed plan allows employees to purchase stock at prices of less than 75% of the stock’s fair market value

•

For adopting a stock award plan, except refer if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•	For amending a stock award plan, except against if the amendment shortens the vesting requirements or lessens the performance requirements

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•

For adding shares to a stock award plan, except refer if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•

For adopting a stock award plan for non-employee directors, except refer if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•	For amending a stock award plan for non-employee directors, except refer if the minimum potential dilution from all plans is more than 10% of the outstanding common equity.

•

For adding shares to a stock award plan for non-employee directors, except refer if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•	For approving an annual bonus plan

•	For adopting a savings plan

•	For granting a one-time stock option or stock award, except refer if the plan dilution is more than 15% of the outstanding common equity

•	For adopting a deferred compensation plan

•	For approving a long-term bonus plan

•	For approving an employment agreement or contract

•	For amending a deferred compensation plan

•	For exchanging underwater options (options with a per-share exercise price that exceeds the underlying stock’s current market price)

•	For amending an annual bonus plan

•	For reapproving a stock option plan or bonus plan for purposes of OBRA

•	For amending a long-term bonus plan

Shareholder Proposals

•	For requiring shareholder ratification of auditors

•	Against requiring the auditors to attend the annual meeting

•	Against limiting consulting by auditors

•	Against requiring the rotation of auditors

•	Against restoring preemptive rights

•	For asking the company to study sales, spin-offs, or other strategic alternatives

•	For asking the board to adopt confidential voting and independent tabulation of the proxy ballots

•	Against asking the company to refrain from counting abstentions and broker non-votes in vote tabulations

•	Against eliminating the company’s discretion to vote unmarked proxy ballots.

•	For providing equal access to the proxy materials for shareholders

•	Against requiring a majority vote to elect directors

•	Against requiring the improvement of annual meeting reports

•	Against changing the annual meeting location

•	Against changing the annual meeting date

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•	Against asking the board to include more women and minorities as directors.

•	Against seeking to increase board independence

•	Against limiting the period of time a director can serve by establishing a retirement or tenure policy

•	Against requiring minimum stock ownership by directors

•	Against providing for union or employee representatives on the board of directors

•	For increasing disclosure regarding the board’s role in the development and monitoring of the company’s long-term strategic plan

•	For increasing the independence of the nominating committee

•	For creating a nominating committee of the board

•	Against urging the creation of a shareholder committee

•	Against asking that the chairman of the board of directors be chosen from among the ranks of the non-employee directors

•	Against asking that a lead director be chosen from among the ranks of the non-employee directors

•	For adopting cumulative voting

•	Against requiring directors to place a statement of candidacy in the proxy statement

•	Against requiring the nomination of two director candidates for each open board seat

•	Against making directors liable for acts or omissions that constitute a breach of fiduciary care resulting from a director’s gross negligence and/or reckless or willful neglect

•	For repealing a classified board

•	Against asking the board to redeem or to allow shareholders to vote on a poison pill shareholder rights plan

•	For eliminating supermajority provisions

•	For reducing supermajority provisions

•	Against repealing fair price provisions

•	For restoring shareholders’ right to call a special meeting

•	For restoring shareholders’ right to act by written consent

•	For limiting the board’s discretion to issue targeted share placements or requiring shareholder approval before such block placements can be made

•	For seeking to force the company to opt out of a state takeover statutory provision

•	Against reincorporating the company in another state

•	For limiting greenmail payments

•	Against advisory vote on compensation

•	Against restricting executive compensation

•	For enhancing the disclosure of executive compensation

•	Against restricting director compensation

•	Against capping executive pay

•	Against calling for directors to be paid with company stock

•	Against calling for shareholder votes on executive pay

•	Against calling for the termination of director retirement plans

•	Against asking management to review, report on, and/or link executive compensation to non-financial criteria, particularly social criteria

•	Against seeking shareholder approval to reprice or replace underwater stock options

•	For banning or calling for a shareholder vote on future golden parachutes

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•	Against seeking to award performance-based stock options

•	Against establishing a policy of expensing the costs of all future stock options issued by the company in the company’s annual income statement

•	Against requesting that future executive compensation be determined without regard to any pension fund income

•	Against approving extra benefits under Supplemental Executive Retirement Plans (SERPs)

•	Against requiring option shares to be held

•	For creating a compensation committee

•

Against requiring that the compensation committee hire its own independent compensation consultants-separate from the compensation consultants working with corporate management-to assist with executive compensation issues

•	For increasing the independence of the compensation committee

•	For increasing the independence of the audit committee

•	For increasing the independence of key committees

Social Issue Proposals

•	Against asking the company to develop or report on human rights policies

•	For asking the company to review its operations’ impact on local groups, except against if the proposal calls for action beyond reporting

•	Against asking the company to limit or end operations in Burma

•	For asking management to review operations in Burma

•	For asking management to certify that company operations are free of forced labor

•	Against asking management to implement and/or increase activity on each of the principles of the U.S. Business Principles for Human Rights of Workers in China.

•	Against asking management to develop social, economic, and ethical criteria that the company could use to determine the acceptability of military contracts and to govern the execution of the contracts

•	Against asking management to create a plan of converting the company’s facilities that are dependent on defense contracts toward production for commercial markets

•	Against asking management to report on the company’s government contracts for the development of ballistic missile defense technologies and related space systems

•	Against asking management to report on the company’s foreign military sales or foreign offset activities

•	Against asking management to limit or end nuclear weapons production

•	Against asking management to review nuclear weapons production

•	Against asking the company to establish shareholder-designated contribution programs

•	Against asking the company to limit or end charitable giving

•	For asking the company to increase disclosure of political spending and activities

•	Against asking the company to limit or end political spending

•	For requesting disclosure of company executives’ prior government service

•	Against requesting affirmation of political nonpartisanship

•	For asking management to report on or change tobacco product marketing practices, except against if the proposal calls for action beyond reporting

•	Against severing links with the tobacco industry

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•	Against asking the company to review or reduce tobacco harm to health

•	For asking management to review or promote animal welfare, except against if the proposal calls for action beyond reporting

•	For asking the company to report or take action on pharmaceutical drug pricing or distribution, except against if the proposal asks for more than a report

•	Against asking the company to take action on embryo or fetal destruction

•	For asking the company to review or report on nuclear facilities or nuclear waste, except against if the proposal asks for cessation of nuclear-related activities or other action beyond reporting

•

For asking the company to review its reliance on nuclear and fossil fuels, its development or use of solar and wind power, or its energy efficiency, except vote against if the proposal asks for more than a report.

•	Against asking management to endorse the Ceres principles

•

For asking the company to control generation of pollutants, except against if the proposal asks for action beyond reporting or if the company reports its omissions and plans to limit their future growth or if the company reports its omissions and plans to reduce them from established levels

•	For asking the company to report on its environmental impact or plans, except against if management has issued a written statement beyond the legal minimum

•

For asking management to report or take action on climate change, except against if management acknowledges a global warming threat and has issued company policy or if management has issued a statement and committed to targets and timetables or if the company is not a major emitter of greenhouse gases

•

For asking management to report on, label, or restrict sales of bioengineered products, except against if the proposal asks for action beyond reporting or calls for a moratorium on sales of bioengineered products

•	Against asking the company to preserve natural habitat

•	Against asking the company to review its developing country debt and lending criteria and to report to shareholders on its findings

•	Against requesting the company to assess the environmental, public health, human rights, labor rights, or other socioeconomic impacts of its credit decisions

•	For requesting reports and/or reviews of plans and/or policies on fair lending practices, except against if the proposal calls for action beyond reporting

•	Against asking the company to establish committees to consider issues related to facilities closure and relocation of work

•

For asking management to report on the company’s affirmative action policies and programs, including releasing its EEO-1 forms and providing statistical data on specific positions within the company, except against if the company releases its EEO-1 reports

•	Against asking management to drop sexual orientation from EEO policy

•	Against asking management to adopt a sexual orientation non-discrimination policy

•	For asking management to report on or review Mexican operations

•	Against asking management to adopt standards for Mexican operations

•	Against asking management to review or implement the MacBride principles

•	Against asking the company to encourage its contractors and franchisees to implement the MacBride principles

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•

For asking management to report on or review its global labor practices or those of its contractors, except against if the company already reports publicly using a recognized standard or if the resolution asks for more than a report

•	Against asking management to adopt, implement, or enforce a global workplace code of conduct based on the International Labor Organization’s core labor conventions

•	For requesting reports on sustainability, except against if the company has already issued a report in GRI format

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)	Portfolio Managers

Mitch Flack	Portfolio manager and Managing Director, TCW Investment Management Company, Trust Company of the West and TCW Asset Management Company. Portfolio manager, partner and a mortgage specialist with Metropolitan West Asset Management Company, LLC prior to December 2009.

Stephen Kane	Portfolio manager and Group Managing Director, TCW Investment Management Company, Trust Company of the West and TCW Asset Management Company. Portfolio manager, founding partner with Metropolitan West Asset Management Company, LLC prior to December 2009.

Laird R. Landmann	President, Metropolitan West Asset Management, LLC, portfolio manager and Group Managing Director, TCW Investment Management Company, Trust Company of the West and TCW Asset Management Company. Portfolio manager and a founding partner with Metropolitan West Asset Management Company, LLC prior to December 2009.

Tad Rivelle	Portfolio manager, Group Managing Director, and Chief Investment Officer - High Grade Fixed Income, TCW Investment Management Company, Trust Company of the West and TCW Asset Management Company. Chief Investment Officer, portfolio manager and a founding partner with Metropolitan West Asset Management, LLC prior to December 2009.

Bryan Whalen	Portfolio manager and Managing Director, TCW Investment Management Company, Trust Company of the West and TCW Asset Management Company. Portfolio manager and a partner with Metropolitan West Asset Management Company, LLC prior to December 2009.

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(b)	Other Accounts Managed as of December 31, 2010 in millions

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Mitch Flack	2	5,654.5	47	10,858.1	39	2,730.0	0	0	31	8,744.2	1	279.0
Stephen Kane	20	17,616.8	67	12,843.5	262	24,459.3	1	11.6	34	8,768.7	9	1,314.5
Laird Landmann	19	17,607.2	67	12,843.5	256	24,077.5	0	0	34	8,768.7	3	932.7
Tad Rivelle	23	23,382.9	67	12,843.5	262	24,459.3	1	11.6	34	8,768.7	9	1,314.5
Bryan Whalen	2	5,654.5	49	10,965.2	39	2,730.0	0	0	33	8,744.2	1	279.0

(c)	Conflicts

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Fund), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager or The TCW Group of Companies (“TCW”) has a greater financial incentive, such as a performance fee account or where an account or fund managed by a portfolio manager has a higher fee sharing arrangement than the portfolio manager’s fee sharing percentage with respect to the Fund. TCW has adopted policies and procedures reasonably designed to address these types of conflicts and TCW believes its policies and procedures serve to operate in a manner that is fair and equitable among its clients, including the Fund.

(d)	Portfolio Manager Compensation

The overall objective of the compensation program for portfolio managers is for the Advisor to attract what it considers competent and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate are designed to achieve these objectives and to reward the portfolio managers for their contribution to the success of their clients and the Advisor and its affiliates within The TCW Group (collectively, “TCW”). Portfolio managers are compensated through a combination of base salary, profit sharing based compensation (“profit sharing”), bonus and equity incentive participation in the Advisor’s immediate parent, The TCW Group, Inc. and/or ultimate parent, Société Générale (“equity incentives”). Profit sharing and equity incentives generally represent most of the portfolio managers’ compensation. In some cases, portfolio managers are eligible for discretionary bonuses.

Salary. Salary is agreed to with managers at time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of the portfolio manager’s compensation.

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Profit Sharing. Profit sharing is linked quantitatively to a fixed percentage of income relating to accounts in the investment strategy area for which the portfolio managers are responsible and is paid quarterly. Profit sharing may be determined on a gross basis, without the deduction of expenses; in other cases, revenues are allocated to a pool and profit sharing compensation is paid out after the deduction of group expenses. The profit sharing percentage used to compensate a portfolio manager for management of the Fund is generally the same as that used to compensate them for all other client accounts they manage in the same strategy for TCW, with limited exceptions involving grandfathered accounts (accounts that become clients of TCW before or after a specified date or former clients of a manager that joined TCW from another firm), firm capital of TCW or accounts sourced through a distinct distribution channel. Income included in a profit sharing pool will relate to the products managed by the portfolio manager. In some cases, the pool includes revenues related to more than one equity or fixed income product where the portfolio managers work together as a team, in which case each participant in the pool is entitled to profit sharing derived from all the included products. In certain cases, a portfolio manager may also participate in a profit sharing pool that includes revenues from products besides the strategy offered in the Fund, including alternative investment products (as described below); the portfolio manger would be entitled to participate in such pool where he or she supervises, is involved in the management of, or is associated with a group, other members of which manage, such products. Profit sharing arrangements are generally the result of agreement between the portfolio manager and TCW, although in some cases they may be discretionary based on supervisor allocation.

In some cases, the profit sharing percentage is subject to increase based on the relative pre-tax performance of the investment strategy composite returns, net of fees and expenses, to that of the benchmark. The measurement of performance relative to the benchmark can be based on single year or multiple year metrics, or a combination thereof. The benchmark used is the one associated with the Fund managed by the portfolio manager as disclosed in the prospectus. Benchmarks vary from strategy to strategy but, within a given strategy, the same benchmark applies to all accounts, including the Fund.

Certain accounts of TCW (but not the Fund) have a performance (or incentive) fee in addition to or in lieu of an asset-based fee. For these accounts, the profit sharing pool from which the portfolio managers’ profit sharing compensation is paid will include the performance fees. For investment strategies investing in marketable securities such as those employed in the Fund, the performance fee normally consists of an increased asset-based fee, the increased percentage of which is tied to the performance of the account relative to a benchmark (usually the benchmark associated with the strategy). In these marketable securities strategies, the profit sharing percentage applied relative to performance fees is generally the same as it is for the asset-based fees chargeable to the Fund. In the case of alternative investment strategies, performance fees are based on the account achieving net gains over a specified rate of return to the account or to a

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class of securities in the account. Profit sharing for alternative investment strategies may also include structuring or transaction fees. “Alternative investment strategies” include (a) mezzanine or other forms of privately placed financing, distressed investing, private equity, project finance, real estate investments, leveraged strategies (including short sales) and other similar strategies not employed by the Fund or (b) strategies employed by the Funds that are offered in structured vehicles, such as collateralized loan obligations or collateralized debt obligations or in private funds (sometimes referred to as hedge funds). In the case of certain alternative investment products in which a portfolio manager may be entitled to profit sharing compensation, the profit sharing percentage for performance fees may be lower or higher than the percentage applicable to the asset-based fees.

Discretionary Bonus/Guaranteed Minimums. In general, portfolio managers do not receive discretionary bonuses. However, in some cases bonuses may be paid on a discretionary bonus out of a departmental profit sharing pool, as determined by the supervisor(s) in the department. In other cases, where portfolio managers do not receive profit sharing or where the company has determined the combination of salary and profit sharing does not adequately compensate the portfolio manager, discretionary bonuses may be paid by TCW. Also, pursuant to contractual arrangements, some portfolio managers may be entitled to a mandatory bonus if the sum of their salary and profit sharing does not meet certain minimum thresholds.

Equity Incentives. Many portfolio managers participate in equity incentives based on overall firm performance of TCW and its affiliates, through stock ownership or participation in stock option or stock appreciation plans of TCW and/or Société Générale. The TCW 2005 TCW Stock Option Plan provides eligible portfolio managers the opportunity to participate in an effective economic interest in TCW, the value of which is tied to TCW’s annual financial performance as a whole. Participation is generally determined in the discretion of TCW, taking into account factors relevant to the portfolio manager’s contribution to the success of TCW. Portfolio managers participating in the TCW 2005 TCW Stock Option Plan also generally participate in Société Générale’s Stock Option Plan which grants options on its common stock, the value of which may be realized after certain vesting requirements are met. The TCW 2005 Stock Option Plan has been closed for new issuances and TCW is in the process of establishing a new equity-based plan in which portfolio managers will have an opportunity to participate. In connection with TCW’s acquisition of Metropolitan West Asset Management LLC (the “MW Acquisition”) in 2010, a Retention Award Plan was established pursuant to which certain portfolio managers in the fixed income area will be entitled to awards in the form of cash and/or TCW stock, either on a contractually-determined basis or on a discretionary basis. Also, in connection with the MW Acquisition, certain portfolio managers will receive TCW stock as part of a contingent deferred purchase price. Some portfolio managers are direct stockholders of Société Générale, as well.

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Other Plans and Compensation Vehicles. Portfolio managers may also participate in a deferred compensation plan that is generally available to a wide-range of officers of TCW, the purpose of which is to allow the participant to defer portions of income to a later date while accruing earnings on a tax-deferred basis based on performance of TCW-managed products selected by the participant. Portfolio managers may also elect to participate in TCW’s 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis.

(e)	Share Ownership in Registrant as of December 31, 2010

Portfolio Manager	None	$1 to $10K	$10K to $50K	$50K to $100K	$100K to $500K	$500K to $1 Mill	Over $1 Mill
Mitch Flack					X
Stephen Kane						X
Laird Landmann	X
Tad Rivelle							X
Bryan Whalen					X

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. None.

Item 10.	Submission of Matters to a vote of Security Holders. Not Applicable.

Item 11.	Controls and Procedures.

(a)	The Chief Executive Officer and Chief Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and 15d-15(b) under the Exchange Act.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	EX-99.CODE – Code of Ethics (filed herewith)

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(b)	EX-99.CERT – Section 302 Certifications (filed herewith).
EX-99.906CERT – Section 906 Certification (filed herewith).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	TCW Strategic Income Fund, Inc.

By (Signature and Title)	/s/ CHARLES W. BALDISWIELER
Charles W. Baldiswieler
Chief Executive Officer

Date	February 18, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ CHARLES W. BALDISWIELER
Charles W. Baldiswieler
Chief Executive Officer

Date	February 18, 2011

By (Signature and Title)	/s/ DAVID S. DEVITO
David S. DeVito
Chief Financial Officer

Date	February 18, 2011

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